► Firm Overview Consumer & Community Banking Asset & Wealth Management Commercial & Investment Bank Investor Day 2025 Firm Overview Exhibit 99.2

Complete Global Diversified At Scale We have a proven operating model that is supported by a consistent strategic framework ⚫ Continuously investing in the future while maintaining expense discipline ⚫ Focus on customer experience and innovation ⚫ Employer of choice for top talent from all backgrounds Long-term shareholder value ⚫ Customer centric and easy to do business with ⚫ Comprehensive set of products and services ⚫ Focus on safety and security ⚫ Powerful brands ⚫ Fortress balance sheet ⚫ Risk governance and controls ⚫ Culture and conduct ⚫ Operational resilience Unwavering principles ⚫ Investing in and supporting our communities ⚫ Integrating environmental sustainability into business and operating decisions ⚫ Serving a diverse customer base ⚫ Promoting sound governance Sustainable business practices Exceptional client franchises 1

C o n s u m e r & C o m m u n it y B an ki ng Asset & Wealth Mgmt. Com m erc ia l & In v e s tm e n t B a n k $118 $173 55 72 49 7014 22 2019 2020 2021 2022 2023 2024 Being complete, global, diversified and at scale enables us to meet clients’ and customers’ needs across the spectrum and through cycles CCB2 CIB2,3 AWM Corp.4 Revenue1 by segment ($B) OUR DIVERSE BUSINESS MIX PERFORMS THROUGH CYCLES… 55 92 43 50 21 30 $118 $173 2019 2020 2021 2022 2023 2024 NII6 NIR6 Markets Revenue1 by type ($B) Fill level Global Corporate Banking DCM Lending (direct & syndicated) Payments M&A FICC Equities Global Research Commercial Banking ECM Business Banking International Consumer Initiatives9 Consumer Banking Wealth Management Home Lending Auto Asset Management Securities Services Global Private Bank $4.0T Total assets $4.0T AUM 84mm U.S. consumers $5.9T Client assets 317k Employees across 60+ countries >90% Of Fortune 500 companies do business with us $6.4T Consumer payments7 $10T+ Daily payment processing8 100+ Markets globally Connected Commerce …AND OUR CLIENTS AND CUSTOMERS BENEFIT FROM A COMPLETE AND AT-SCALE OFFERING ex. Visa5 Reported $181B ex. Visa5 For footnoted information, refer to slide 19 Credit Card 2

We have leading client and customer centric franchises… CCB CIB AWM #1 IB fees4 Markets revenue5 Treasury Services revenue6 Multifamily lender13 Middle Market bookrunner14 U.S. retail deposits1 U.S. credit card issuer11 Primary Business Bank12 #1#1 Rated Private Bank in the World15 Active flows16 10-year total return > 2x peers10 CCB U.S. retail deposits1 7.9% 11.3% Credit card OS2 16.4% 17.3% Client investment assets3 $213B $1.1T ⚫ #1 retail deposit share in 22 of the top 125 U.S. markets CIB Investment Banking fees4 8.2% 9.2% Markets revenue5 8.7% 11.4% Treasury Services revenue6 4.6% 9.5% Securities Services revenue7 9.1% 10.7% ⚫ Unrivaled scale, unique end-to-end capabilities AWM Client assets8 $2.3T $5.9T Long-term fund AUM outperforming over 10 years9 82% 85% ⚫ 21 straight years of net positive total client asset flows Market share 2014 2024 +340bps +260bps+90bps +3.5x5.1 +3.5x+157% +3.5x+300bps +3.5x+100bps +3.5x+270bps +3.5x+490bps +3.5x+160bps 2015: 2019: For footnoted information, refer to slide 20 3

$86 $16 $19 $22 $23 $27 $30 $34 $39 $41 $45 $48 $51 $54 $56 $61 $66 $72 $73 $97 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 10% compound annual growth rate since 2005 …which has led to strong absolute and relative performance over the last decade TBVPS1 ($) STRONG TRACK RECORD OF PERFORMANCE AND GROWTH 2x peers2 20% ROTCE1 $173B Revenue4 9th consecutive year of growth 52% Adj. overhead ratio4,5 -1ppts YoY $53B Net Income +7% YoY AND THIS YEAR WAS NO EXCEPTION Complete Global At ScaleDiversified WE REMAIN FOCUSED ON THE FUTURE 2024 ex. Visa3 Technology & AI Growth Lean organization Continued excellence For footnoted information, refer to slide 21 4

Looking ahead, we are well positioned to take advantage of a possibly improved regulatory environment, while navigating more uncertainty than ever on the geopolitical and economic side

Current direction

Improved?	Ongoing	Riskier?

Areas of uncertainty



Regulatory uncertainty



Geopolitical risks



Economic environment

JPMorganChase

5

$89 ($3) $1 2024 2025 outlook Balance sheet growth / mix ◼ Card revolve growth and modestly higher deposit balances 47% 53% 45% 42% 41% 30% 29% 28% 26% 24% 4Q21 4Q22 4Q23 4Q24 1Q25 We expect ~$90B in NII ex. Markets for 2025, as balance sheet growth partially offsets lower rates Rates / margins2 ◼ 2 rate cuts (4.00% FFTUB3 at YE) – Average IORB4 declines ~90bps YoY – Deposit margin compression 2Q24: $23 3Q24: $23 4Q24: $23 $92 ~$90 1Q24: $23 Markets NII: $1B Firmwide NII: $93B Markets NII: ~$4.5B Firmwide NII: ~$94.5B Increase driven by lower funding costs, largely revenue neutral NET INTEREST INCOME EX. MARKETS1 ($B) NON-INTEREST BEARING: ECONOMIC AND REPORTED % of total average deposits AVERAGE DEPOSITS ($B) $1,094 $1,126 $1,078 $1,035 $1,039 $2,468 $2,380 $2,372 $2,417 $2,430 4Q21 4Q22 4Q23 4Q24 1Q25 Firmwide BWM5 Economic view6 Reported view For footnoted information, refer to slide 21 6

Our 2025 expense outlook is unchanged at ~$95B 2025 ADJUSTED EXPENSE1 ($B) $91.1 CIB AWM Corp. CCB ~$95 FDIC SA and Foundation contribution2 For footnoted information, refer to slide 21 38 41 35 38 14 15 2 2 2024 2025 outlook 2025 YOY DRIVERS Volume- and revenue-related Auto lease growth Capital markets activity Bankers, Advisors and Branches We continue to invest in further business growth Technology Investments in products and features Business and volume growth (public cloud, data centers) Marketing Drives demand for card products and strong customer engagement 7

We continue to invest through the cycle, while simultaneously focusing on extracting efficiencies

SHRINKING EXPENSES IS GOOD, BUT GROWING PROFITS IS BETTER



5-year change in:
Revenue
Expense
$54B[1]
$26B[1]
$11B
$12B
$6B
$11B
($4B)
($4B)
5-year PPNR CAGR
JPM
ex. Visa[1]
9%
(1%)
BAC
(3%)
C
(0%)
WFC

BUT AS OUR HEADCOUNT HAS GROWN…



Employees
+60K employees
4% CAGR
257K
317K
Business support
Operations
Tech[2]
Revenue producing[3]
2019
2020
2021
2022
2023
2024

…WE SEE OPPORTUNITIES TO DIAL UP OUR FOCUS ON RUNNING A LEAN ORGANIZATION

- The Firm's headcount has meaningfully increased over the last five years driven by business and volume growth, geographical expansion and acquisitions
- As the business continues to grow, we have asked our leaders to leverage the existing footprint to efficiently support the additional growth
- We will always continue to:
  - Ensure we are appropriately resourced to protect the safety and soundness of the Firm
  - Invest in high-certainty areas such as bankers, advisors and branches
- Additionally, our investments in technology and AI help our employees work more efficiently and absorb further volume growth

For footnoted information, refer to slide 21

JPMorganChase

8

7 7 8 8 2 21 1 2024 Investments Structural / volumes 2025 outlook ~$0.7 Our 2025 Firmwide technology expense outlook is ~$18B 2025 TECHNOLOGY EXPENSE ($B) 2025 TECHNOLOGY INVESTMENTS ($B) Products, platforms and features By strategy $5.3 $2.7 Total $8.0 By line of business CCB $3.2 CIB $3.7 AWM $1.0 Total $8.0 Protect the Firm and our customers Modernize technology and software development excellence Technology lifecycle management $17.0 ~$18 CCB CIB AWM Corp. ⚫ Roll-off of modernization investments for data center migrations ($0.2) ⚫ Investment into products, platforms and features +$0.9 ⚫ Infrastructure volume growth across on-premises and public cloud and inflation +$1.0 ⚫ Efficiency improvements ($0.6) ~$0.4 Totals may not sum due to rounding 9

Our investments in data & technology are delivering efficiencies and unlocking value from AI

Leveraging our modernized data and technology infrastructure

Modern data centers





Cloud infrastructure

Connecting our data together



~50% last year → **~65%** of applications run their processing largely in the public or private cloud

~75% last year → **~80%** of applications run their processing largely on modern infrastructure

Continued expansion of value from traditional machine learning

Customer personalization	Products and features tailored to the customer
Trading	Pricing and hedging
Operations	Automation and insights
Fraud management	Detecting and preventing fraud
Credit decisioning	Optimizing and accelerating decisions

Driving at-scale adoption and transformation with GenAI & agents

- General productivity
- Software engineering
- Operations

40K+ engineers with AI coding assistants

>200,000 users of LLM Suite

~100 GenAI solutions in production

JPMorganChase

10

Our reserves reflect the current level of uncertainty For footnoted information, refer to slide 21 Illustrative reserve build: < $3B Sensitive to the path of key MEVs and our evaluation of scenario weights Scenario MODERATE RECESSION SCENARIO UER peaks at 6.5% by 2Q26 Fed cuts rates to 2% by 3Q26 Peak to trough GDP decline of 1.7% SCENARIOS UNDERLYING THE 1Q25 RESERVE LEVELS 8-quarter UER forecasts by CECL scenario (%) 4.1% 4.4% 5.8% 2.5% 4.5% 6.5% 8.5% 10.5% Q0 Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 Extreme adverse Relative adverse Weighted average Central (as of 1Q25) Relative upside Extreme upside Our current reserve assumes a weighted average peak UER of 5.8% in 1Q261 11 24.5 27.5 23.3 17.8 12.3 10.5 9.3 9.3 9.5 8.6 8.2 21.6 12.1 13.3 14.4 16.5 16.9 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 0.0% 2.0% 4.0% 6.0% 5.0 4.8 4.7 4.3 5.1 5.6 5.2 5.9 6.1 9.1 6.5 8.8 10.0 10.0 10.5 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 (0.5%) 0.5% 1.5% 2.5% Consumer Wholesale ACL ($B) NCO rate (%) ACL ($B) NCO rate (%) 8.1 5.5 1Q25 1Q25 CECL day 1 impact: $5.9B CECL day 1 impact: ($1.6B)

Smaller revenue clients are more vulnerable to margin compression Reserve impact will depend on the level of pass-through of costs to consumers The impact from tariffs to our wholesale C&I portfolio will depend on industry and company-specific dynamics, as well as how much of the cost can be passed through to the consumer Healthcare Utilities Oil & Gas Metals & Mining Chemicals & Plastics Transportation TMT Industrials Consumer & Retail Automotive P re -t a ri ff o p e ra ti n g m a rg in s Potential impact to margins from tariffs 1Q25 Wholesale C&I reserves1 $5B We performed analysis across various scenarios Bubble size: 1Q25 reserves For footnoted information, refer to slide 21 12

Given our current level of excess capital, we are well positioned to protect and grow the franchise under a range of circumstances $219 $251 $276 $280 21 60 59 57 4Q22 4Q23 4Q24 1Q25 Regulatory requirement, incl. reg. buffers Excess Reported CET1 STANDARDIZED CET11 EXCESS ($B) $132B $162B $173B 2022 2023 2024 REVENUE3 B3E NPR2 released in July 2023 Buybacks Support ongoing shareholders, price dependent Grow our businesses Take advantage of both organic and inorganic strategic opportunities Macroeconomic & Regulatory environment Prepared for uncertainty For footnoted information, refer to slide 22 Dividends Attractive yield Sustainability in variety of environments $1.00 $1.05 $1.25 $1.40 4Q22 4Q23 4Q24 1Q25 DIVIDENDS PER SHARE NET BUYBACKS Quarterly averages $0.3B $1.9B $7.1B 2022 2023 2024 1Q25 $4.2B Visa5 ex. Visa4 13

We still believe a holistic review of the capital and liquidity regulatory frameworks is needed

THE OPTIMAL REGULATORY FRAMEWORK SHOULD BE…

Coherent	Transparent	Durable
Avoids duplication	Balanced	Functions effectively throughout the cycle
Eliminates gold-plating	Understandable at public level	

…AND SHOULD THOUGHTFULLY INTEGRATE THE FOLLOWING FEATURES…



Liquidity
Buffer usability
Risk sensitivity
Simple backstops
Systemic risk
Discount window usage
Resolvability

…WHILE RECOGNIZING THE FUNDAMENTAL REALITY OF RISK MITIGATION



Systemic risk
Risk can never be fully eliminated…
…but complexity can always increase…
…and eventually drive its own risks
Rule complexity

OVERLAP IN CURRENT CAPITAL AND LIQUIDITY REQUIREMENTS[1]



Risk Sensitivity
Systemic Risk
Basel III RWA (Std / Adv)
SCB
ILST
GSIB
Recovery & Resolution
TLAC (RWA)
NSFR
LCR
TLAC (leverage)
SLR / eSLR
Collins Floor
Backstop Measures

It is critical to balance the toll of regulation with overall safety and soundness in the financial system

For footnoted information, refer to slide 22

JPMorganChase
14

We are positioned to deliver **strong returns across a range of macroeconomic conditions…**

VARIOUS RISKS AND UNCERTAINTIES

- Interest rates and deposit pricing
- Credit costs
- Global trade and growth
- Capital markets activity
- Volatile asset prices
- Loan and deposit growth
- Geopolitical tensions and conflict escalation
- Persistent inflation

ILLUSTRATIVE ROTCE[1] PATH BY SCENARIO


22%
20%[2]
17%
through the cycle target
2024
Medium-term

	Scenarios				
Growth assumptions	Non-recessionary soft landing	Shallow, early recession	Moderate, delayed recession	Moderate, immediate recession	Deep, early recession
Inflation	Near-term increase, abating	Sharp increase, abating	Persistent	Sharp increase, moderately persistent	Near-term increase, abating
Front-end rates	2+ cuts in 2025	3+ cuts in the near-term	Higher for longer	Gradually cut below LT rate levels	Cut below LT rate in 2025

All scenarios include key business driver sensitivities and a range of reasonable capital outcomes

…and continue to support our **17%** through the cycle target

For footnoted information, refer to slide 22

JPMorganChase
15

0% 5% 10% 15% 20% 25% 30% Maximizing long term shareholder value is our priority, and 17% ROTCE is an outcome, not a constraint 17% target ROE (%) A range of our sub-lines of business Indicative cost of equity 17% IS AN EXCEPTIONAL ROTCE1 JPM 13% 13% 12% 17% 19% 19% 19% 18% 21% 22% BAC C WFC COF MS GS BARC DB HSBC UBS CS 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 ≥17%<10% 10-16% > 30% >> 30% Capital intense Capital light ALLOCATING CAPITAL TO MAXIMIZE SHAREHOLDER VALUE ≠ MAXIMIZING ROTCE Bar width = capital allocated to the business For footnoted information, refer to slide 22 2 2 16

We remain committed to serving our clients and customers with the full breadth of our offering, while producing strong returns

Complete

Promotes stronger and deeper relationships with customers

Diversified

Supports more stable earnings in any operating environment

17%

ROTCE target

~$90B

2025 NII ex. Markets

2025 NII: *~$94.5B*

~$95B

2025 adjusted expense

Global

Allows us to serve more clients everywhere

At Scale

Offsets margin compression through volume growth and facilitates efficiencies

See notes on slide 18 for additional information on ROTCE, NII ex. Markets and adjusted expense

JPMorganChase

17

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis for the full years 2022, 2023 and 2024, refer to page 67 of JPMorgan Chase & Co.’s (“JPMorganChase’s”) Annual Report on Form 10-K for the year ended December 31, 2024 (“2024 Form 10- K”). For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorganChase’s Annual Report on Form 10-K for each respective year or Quarterly Report on Form 10-Q for respective quarters 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, without the volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes that disclosure of these measures provides investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets for the full year 2024, refer to page 68 of JPMorganChase’s 2024 Form 10- K. For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorganChase’s Annual Report on Form 10-K for each respective year or Quarterly Report on Form 10-Q for respective quarters 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. For a reconciliation from common stockholders’ equity to TCE for the full years 2023 and 2024, refer to page 69 of JPMorganChase’s 2024 Form 10-K. For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorganChase’s Annual Report on Form 10-K for each respective year 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $740mm for the full year ended December 31, 2024. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate presentation of the Firm’s performance 5. Full-year 2024 results included a $7.9B net gain related to Visa shares and a $1.0B donation of Visa shares to pre-fund contributions to the Firm’s Foundation, which were previously disclosed in the second quarter of 2024. Full-year 2024 revenue, adjusted overhead ratio, net income and ROTCE excluding these significant items are non-GAAP financial measures. Excluding these items resulted in a decrease of $7.9B to reported revenue from $180.6B to $172.7B, an increase of 2ppts to the adjusted OH ratio from 50% to 52%, a decrease of $5.4B to reported net income from $58.5B to $53.0B and a decrease of 2ppts to reported ROTCE from 22% to 20%. Management believes these measures provide useful information to investors and analysts in assessing the Firm’s results 18

Notes on slide 2 Slide 2 – Being complete, global, diversified and at scale enables us to meet clients’ and customers’ needs across the spectrum and through cycles 1. Totals may not sum due to rounding. See note 1 on slide 18 2. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 3. Sum of heritage CB and heritage CIB 4. Corporate revenue of $1B and $10B for 2019 and 2024 ex. Visa, respectively. See note 5 on slide 18 5. See note 5 on slide 18 6. Ex. Markets. See note 2 on slide 18 7. Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks 8. Based on regulatory reporting guidelines prescribed by the Federal Reserve for U.S. Title 1 planning purposes; includes internal settlements, global payments to and through third-party processors and banks, and other internal transfers 9. International Consumer Initiatives is included in Corporate 19

Notes on slide 3 Slide 3 – We have leading client and customer centric franchises… 1. Federal Deposit Insurance Corporation (FDIC) Summary of Deposits survey per S&P Global Market Intelligence applies a $1B deposit cap to Chase and industry branches for market share. While many of our branches have more than $1B in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC. Deposit market share and rankings are calculated with historical institutional ownership for each year stated 2. OS share reflects Ascend OS data 3. Certain wealth management clients were realigned from Asset & Wealth Management (AWM) to Consumer & Community Banking (CCB) in 4Q20. 2014 amounts were not revised in connection with this realignment 4. Dealogic as of April 1, 2025, excludes impact of UBS/Credit Suisse merger prior to the year of the acquisition (2023) 5. Coalition Greenwich Competitor Analytics. Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Markets 6. Coalition Greenwich Competitor Analytics reflects global firmwide Treasury Services business (Corporate & Investment Banking and Commercial Banking). Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Treasury Services 7. Coalition Greenwich Competitor Analytics. Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Securities Services. Securities Services exclude Corporate Trust, Escrow Services, Clearing & Settlement 8. In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation 9. Percentage of active mutual fund and active exchange-traded funds (ETF) assets under management (AUM) in funds ranked in the 1st or 2nd quartile (one, three and five years): All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds, and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and ACC share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets. 10. Peers include Bank of America, Citigroup, Goldman Sachs, Morgan Stanley and Wells Fargo 11. Based on 2024 sales volume and loans outstanding disclosures by peers (AXP, BAC, COF, C and DFS) and JPMorganChase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorganChase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, Citi Retail Cards and Commercial Card 12. Barlow Research Associates, Primary Bank Market Share Database as of 4Q24. Rolling eight-quarter average of small businesses with revenue of more than $100,000 and less than $25mm 13. S&P Global Market Intelligence as of December 31, 2024 14. LSEG - U.S. Overall Middle Market Bookrunner, 2024 15. Global Finance magazine 16. Public filings, company websites. Morningstar 20

Notes on slides 4-12 Slide 4 – …which has led to strong absolute and relative performance over the last decade 1. See note 3 on slide 18 2. Peers include Bank of America, Citigroup, Goldman Sachs, Morgan Stanley and Wells Fargo 3. See note 5 on slide 18 4. See note 1 on slide 18 5. See note 4 on slide 18 Slide 6 – We expect ~$90B in NII ex. Markets for 2025, as balance sheet growth partially offsets lower rates 1. Totals may not sum due to rounding. See notes 1 and 2 on slide 18 2. Outlook is based on implied rate curve as of May 13, 2025 3. Federal Funds target upper bound (“FFTUB”) 4. Interest on reserve balances (“IORB”) 5. Banking & Wealth Management (“BWM”) in CCB 6. Excludes structured notes and balances of non-interest bearing deposits where the account holder receives earnings credits. Includes certain interest bearing checking and savings deposit products Slide 7 – Our 2025 expense outlook is unchanged at ~$95B 1. Totals may not sum due to rounding. See note 4 on slide 18 2. $725mm increase to the FDIC special assessment in 1Q24 and $1.0B donation of Visa shares to pre-fund contributions to the Firm’s Foundation in 2Q24 Slide 8 – We continue to invest through the cycle, while simultaneously focusing on extracting efficiencies 1. See note 5 on slide 18 2. Includes tech adjacent 3. Includes front office support Slide 11 – Our reserves reflect the current level of uncertainty 1. As of March 31, 2025 Slide 12 – The impact from tariffs to our wholesale C&I portfolio will depend on industry and company-specific dynamics, as well as how much of the cost can be passed through to the consumer 1. Commercial and Industrial (“C&I”) is defined based on client’s primary business activity comprising the industries presented in the chart, and differs from the Commercial & Industrial loan class definition presented in the 10Q/K, which is based on the loan’s collateral, purpose, and type of borrower. Reserves include allowance for loan losses and allowance for lending-related commitments 21

Notes on slides 13-16 Slide 13 – Given our current level of excess capital, we are well positioned to protect and grow the franchise under a range of circumstances 1. Totals may not sum due to rounding. As of January 1, 2025, the benefit from the Current Expected Credit Losses (“CECL”) capital transition provision had been fully phased-out. Prior period CET1 data reflects CECL capital transition provisions 2. Basel III Endgame (“B3E”), Notice of Proposed Rulemaking (“NPR”) 3. See note 1 on slide 18 4. See note 5 on slide 18 5. Share repurchases in 2Q24 and 3Q24 reflected the deployment of the net benefit from the sale of Visa shares. See note 5 on slide 18 Slide 14 – We still believe a holistic review of the capital and liquidity regulatory frameworks is needed 1. Risk-Weighted Assets (“RWA”), Stress Capital Buffer (“SCB”), Internal Liquidity Stress Test (“ILST”), Global Systemically Important Bank (“GSIB”), Net Stable Funding Ratio (“NSFR”), Liquidity Coverage Ratio (“LCR”), Total Loss-Absorbing Capacity (“TLAC”), Supplementary Leverage Ratio (“SLR”), Enhanced Supplementary Leverage Ratio (“eSLR”) Slide 15 – We are positioned to deliver strong returns across a range of macroeconomic conditions… 1. See note 3 on slide 18. ROTCE ranges indicated are estimates 2. See note 5 on slide 18 Slide 16 – Maximizing long term shareholder value is our priority, and 17% ROTCE is an outcome, not a constraint 1. See note 3 on slide 18 2. 2020 and 2021 exclude reserves for JPM, BAC, C, WFC, COF, MS and GS 22

CCB operates from a position of strength

Complete

Exceptional businesses to serve customer needs

#1 market position in Consumer and Business Banking & Card[1]

Support for customers in life's key moments in Home Lending & Auto

Continuing to grow in Connected Commerce & Wealth Management[2]



National

Industry-leading digital & physical channels

~5,000 branches across the 48 contiguous states

~68% of U.S. population covered by our branch network[3]

#1 Digital banking platform in the U.S.[4]



Diversified

Natural hedges across our businesses

Strong through-the-cycle returns for the business

Home Lending & Auto businesses provide diversification benefit

Expanding capital-light revenue through our growth businesses



At Scale

Unmatched position and capacity

#1 U.S. banking brand in consumer consideration[5]

More than 91mm customers[6] across segments with deep relationships

Consistent track record of investing at scale



JPMorganChase

For footnoted information, refer to slide 47

3

Increased strategic momentum over the last 5 years

GROWING, ENGAGING AND DEEPENING CUSTOMER RELATIONSHIPS

(2019-2024)

Growth	Engagement	Experience
3% CAGR Total Customers[1] (91mm, +3% YoY)	**6% CAGR** Digital Active Customers[3] (71mm, +6% YoY)	**Record high** Net Promoter Score[5] (~65, +5pts)
7% CAGR Multi-LOB Customers[2] (26mm, +7% YoY)	**2% CAGR** Branch Active Customers[4] (41mm, +4% YoY)	**Record high** Branch and Digital CSAT[5] (>5pt gains in each)

EXTENDING OUR LEADERSHIP AND SCALING GROWTH BUSINESSES[6]

(2019-2024)

Industry-leading businesses		Growth businesses
+220bps Retail Deposit Share[7] (11.3%, -10bps YoY)	**+110bps** Card Sales Share[9] (23.5%, +60bps YoY)	**2x** Client Investment Assets[11] ($1.1T, +14% YoY)
+30bps BB Primary Share[8] (9.7% +20bps YoY)	**+90bps** Card OS Share[10] (17.3%, +60bps YoY)	**2x** vs. 2021 Commerce Volumes[12] ($23B, +19% YoY)

INVESTING TO DRIVE GROWTH, PRODUCTIVITY AND POSITION FOR THE FUTURE

Returns on investments (2024)			Productivity (vs. 2019)		Tech, Data & AI (YoY)	
<4 yr Break-even on branches, bankers and advisors	**>2x** Return on marketing investments	**<5yr** Payback on strategic product & tech investments	**+25%** Customers per branch[13]	**>25%** Accounts per Ops FTE[14]	**>30%** Reduction in critical tech incidents	**+35%** Increase in value from AI / ML[15]

Best-in-class financial performance with >25% ROE on a reported and normalized basis[16]

JPMorganChase

For footnoted information, refer to slide 48

4

Best-in-class financial performance ⚫ Deposit balances stabilized since coming off their peak ⚫ Through-the-cycle deposit margins expected ~2.5% ⚫ Sustained discipline in managing risk, capital and liquidity ⚫ Card loan growth expected to continue ⚫ Major investments across field/branch, marketing, tech, data ⚫ Moderating investment growth ⚫ Card loss rates in line with expectations ⚫ Wealth Management, Connected Commerce and Card fee growth expected to continue ⚫ Higher auto lease income (and depreciation) expected 20191 2023 2024 2025 outlook Average deposits ($B) $698 $1,127 $1,064 Deposit margin2 2.48% 2.84% 2.66% Average loans ($B) $478 $526 $573 Average Card outstandings $156 $191 $214 Revenue ($B) $55.0 $70.1 $71.5 Net interest income $37.3 $55.0 $54.9 Non-interest revenue $17.8 $15.1 $16.6 Expense ($B) $28.1 $34.8 $38.0 ~$41 Investments $4.4 $8.1 $8.9 ~$9.5 Credit costs ($B) $5.0 $6.9 $10.0 Card net charge-offs 3.10% 2.45% 3.34% ~3.6% Pre-tax income ($B) $22.0 $28.4 $23.5 ROE 31% 38% 32% Note: Totals may not sum due to rounding For footnoted information, refer to slide 48 6

$37.3 $54.9 $17.6 $16.6 $10.9 $5.2 $1.4 ($1.0) $55.0 $71.5 2019 Deposit NII Card NII Other NII NIR 2024 Organic growth driving revenue CCB REVENUE ($B): 2019-20241 NIR NII Deposit NII Card NII NIRLending NII2 ▲ Deposit Balances (9% CAGR): +$9.1B ▲ Deposit Margin (+18bps): +$1.9B ▲ Card OS (6% CAGR) ▲ Wealth Management ▲ Connected Commerce ▲ Consumer / Business Banking ▲ Card ▼ Auto Leasing ▼ Card Acquisitions ▼ Banking Product Changes ▼ Mortgage Market NIR Headwinds ($7.2B) NIR Growth +$6.3B +$16.5 7.8 6.6 7.3 .9 Note: Totals may not sum due to rounding For footnoted information, refer to slide 49 7

$55.0 $54.9 $15.1 $16.6 $2.4 $1.0 $1.5 ($3.7)$70.1 $71.5 2023 Deposit NII Card NII Other NII NIR 2024 Revenue diversification is a source of strength NIR NII Deposit NII Card NII NIR Lending NII1 ▲ Wealth Management ▲ Card ▲ Connected Commerce ▲ Home Lending Card Annual Fees Wealth Management & Connected Commerce Card OS Deposit Margin Deposit Balances Auto Leasing ▼ Deposit Balances (-6%): ($1.8B) ▼ Deposit Margin (-18bps): ($1.9B) ▲ Card OS (+12%) +$1.4 CCB REVENUE ($B): 2023-2024 ~90% Capture of net yield-seeking flows2 2025 OUTLOOK 5.1 5.0 6.6 .9 Note: Totals may not sum due to rounding For footnoted information, refer to slide 49 8

Consumers and small businesses remain financially healthy against a noisy backdrop

QUESTIONS WE'RE HEARING…	…WHAT WE'RE OBSERVING	SELECT DATA POINTS
Is the labor market weakening?	**The labor market has moderated from a strong position in recent years, but remains resilient** • Layoffs remain low • Finding and hiring staff remains a key challenge for small businesses even as payroll spend and hiring plans have eased	~Flat Consumers with payroll disruption YTD vs. 2024[1]
Is customer spend slowing?	**Overall spend growth remains solid** • Consumer spend is modestly higher YoY across income bands • Some weakness in travel spend – particularly airline	+1.6% YoY growth in credit card cohort spend YTD (vs. 0.3% YTD 2024)[2]
Are there emerging signs of financial stress for consumers?	**Financial health metrics do not show signs of elevated stress** • Consumer cash buffers have largely normalized across income bands and remain steady • Debt payments-to-income ratio for low-income consumers is close to historical norms	+2 days Median cash buffers YTD vs. historical norms[3] (Pandemic high: +17 days)
Are small business financials softening?	**Overall, small businesses remain financially healthy** • SMB cash buffers have largely normalized vs. historical norms • Cash flows are relatively stable YoY	+4 days Median cash buffers YTD vs. historical norms[3] (Pandemic high: +25 days)
How has consumer and small business sentiment changed?	**Concerns about the business environment are surging in survey responses** • Consumer and small business sentiment has weakened • Small business expectations about inflation and supply chains have deteriorated	(22 points) Consumer[4] (10ppts) SMB[5] Declines in sentiment / optimism YTD

JPMorganChase

For footnoted information, refer to slide 49

9

We prepare for a range of macroeconomic outcomes

Key areas of risk and uncertainty

- Geopolitical risks
- Regulatory uncertainty
- Inflation, liquidity and labor market

Central case: "Mild Recession"

	"Soft Landing"	"Mild Recession"	"Moderate Recession"	"Deep Recession"
Scenario	Non-recessionary soft landing with de-escalation in trade tensions	Shallow, early recession driven by tariffs and economic uncertainty	Moderate, immediate recession driven by tariffs with market sell-off	Deep, early recession with strong disinflationary impacts
Fed Funds Rate	Exit 2025 at 3.75% – cut to 3.50% in 2Q26 and remains flat through YE26	Exit 2025 at 3.50% – cut to 3.25% in 2Q26 and remains flat through YE26	Exit 2025 at 3.50% – cut to 2% by late 3Q26 and remains flat through YE26	Exit 2025 at 2.25% – cut to 0.25% by 2Q26 and remains flat through YE26
Unemployment Rate	Peaks at 4.4% in 3Q25	Peaks at 5.3% in 2Q26 and remains above 4% through 2Q28	Peaks at 6.5% by 2Q26	Peaks at 7.2% by 2Q26
Inflation	Near-term increase, abating	Sharp increase, abating	Sharp increase, moderately persistent	Near-term increase, sharply abating
GDP	Growth is moderate, but elevated policy uncertainty creates drag	GDP contracts second half of 2025, moderate growth post that	Moderate recession through mid-2026, growth resumes post that	Deep recession through mid-2026, growth resumes post that

JPMorganChase

10

$697 $908 $1,094 $1,126 $1,078 $1,035 4Q19 4Q20 4Q21 4Q22 4Q23 4Q24 4Q25 4Q26 4Q27 Primary banking relationships drive deposit balance increases BANKING & WEALTH MANAGEMENT AVERAGE DEPOSITS ($B) Scenarios Deep RecessionSoft Landing Mild Recession Moderate Recession Checking Savings CDs ~+6 to 10% ~+6 to 9% Sweeps ~+3% 9% CAGR1 117 145 ~10mm Net new Consumer & Business Banking checking accounts since 20192 ~90% Capture of net yield-seeking flows In stress scenarios New accounts Consumer3 / Business4 Primary bank ~80% / ~70% Personal savings rate SCENARIOS ON DEPOSITS – ESTIMATED Stress Moderate or Deep Recession Benign Soft Landing or Mild Recession Core drivers Flight to quality YoY: For footnoted information, refer to slide 49 11

0% 1% 2% 3% 4% 2024 2025 2026 2027 1.90% 2.43% 1.52% 2.75% 0% 1% 2% 3% 4% 5% 6% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Recent rates and outlook provide structural support for deposit margin BANKING & WEALTH MANAGEMENT DEPOSIT MARGIN TRENDS Scenarios Deep RecessionSoft Landing Mild Recession Moderate Recession ~2.50% Forward cycle Forward Rate Forecast2 For footnoted information, refer to slide 50 Remaining term Current rate Invested Short ~5% <3 Years <2% 4-7 Years <2% 8+ Years >4% Current Funding 2025 2026 2027 Fed Funds 2.25% - 3.75% 0.25% - 3.50% 1.00% - 3.50% 10 Year Treasury 3.00% - 4.20% 2.60% - 4.30% 2.70% - 4.40% ~2.00% Prior cycle 2.66% DEPOSIT MARGIN SCENARIOS Fed Funds 10 Year Treasury Average Deposit Margin1 12

Highly engaged customers drive card balances 117 145 2023 Vintage 2022 Vintage $156 $214 2019 Pre-'22 vintages New account seasoning 2024 2025 2026 2027 6% CAGR 2022 vintage 2023 vintage 2024 vintage AVERAGE CARD OUTSTANDINGS ($B) SCENARIOS ON CARD OUTSTANDINGS – ESTIMATED Scenarios Deep RecessionSoft Landing Mild Recession Moderate Recession Stress Moderate or Deep Recession Benign Soft Landing or Mild Recession ~+9% ~+4 to 8% ~+3 to 7% >60% Top of wallet customers (+5ppts since 2019)1 ~10mm New accounts per year in 2022-24 (up ~2mm since 2019) 98% Account retention (+70bps since 2019)2 YoY: New accounts Revolve rate Mature book retention Sales 6% Card OS CAGR (2014-2024) In stress scenariosCore drivers For footnoted information, refer to slide 50 Pre-20 2 vintages 13

Credit card metrics are healthy 2019 2024 ∆ Portfolio % of portfolio <660 credit score1 16% 14% (2ppts) % of OS from balance parker segment2 9% 5% (4ppts) Originations Industry: % of originations <660 credit score3 10% 8% (2ppts) Chase: % of originations <660 credit score 3% 3% - Mar 2009 Mar 2019 Mar 2024 Mar 2025 Leading indicators Current to 1 missed payment4 3.58% 1.55% 1.37% 1.45% Current to 2 missed payments5 1.72% 0.52% 0.63% 0.61% Minimum payment or <2.5% of balance6 41.7% 23.5% 20.0% 21.1% 2019 2024 2025 outlook 2026 outlook Card net charge-offs 3.10% 3.34% ~3.6% ~3.6% – 3.9% CREDIT RISK For footnoted information, refer to slide 50 NET CHARGE-OFF GUIDANCE: CENTRAL CASE 14

Card stress analysis

Primary driver of loss rate is unemployment rate – cumulative losses over time depend on size of balance sheet and shape of curve

ESTIMATED INCREMENTAL NET CREDIT LOSSES (2026)

Macroeconomic scenario	Unemployment Peak	Annualized Losses	Incremental Losses ($B)
Soft Landing	4.4%	~3.6%	~($1.0)
Central Case	4.8%	~3.9%	–
Mild Recession	5.3%	~4.3%	~+$1.0
Current 1Q25 reserve	5.8%	–	–
Moderate Recession	6.5%	~5.4%	~+$3.5
Deep Recession[1]	7.2%	~5.7%	~+$4.0

JPMorganChase
For footnoted information, refer to slide 50
15

Strong credit metrics across lending businesses 2019 2024 ∆ Auto1 % of portfolio <660 credit score2 18% 16% (2ppts) % of portfolio <660 credit score and LTV >1203 2.1% 1.1% (1ppt) Home Lending4,5 Owned-portfolio avg. credit score6 758 774 16pts Owned-portfolio avg. CLTV 55% 47% (8ppts) Business Banking % of portfolio – small dollar (vs. large dollar) 18% 24% 6ppts % of large dollar portfolio secured by real estate / SBA guarantee7 61% 60% (1ppt) Auto Home Lending Business Banking (ex. Overdraft) 2019 2024 2025 outlook 2019 2024 2025 outlook 2019 2024 2025 outlook 0.33% 0.59% ~0.55% (0.05%) (0.04%) ~0.0% 0.47% 0.69% ~1.1% NET CHARGE-OFF GUIDANCE: CENTRAL CASE PORTFOLIO RISK METRICS 2019 2024 ∆ Auto1 % of originations with term ≥84 months Industry8 12% 18% 6ppts Chase 5% 5% - Home Lending % LTV >80 HFI jumbo origination mix Industry9 11% 15% 4ppts Chase5 9% 7% (2ppts) ORIGINATION RISK METRICS For footnoted information, refer to slide 51 16

$8.9 ~$9.5 $1.7 ~$2.5 DRIVERS OF ADJUSTED EXPENSE1,2 ($B) Expense growth is moderating Investment 2019 6% Ex. Auto leases $0.5 All-in Auto lease depreciation $23.9 $0.7 $0.5 $0.2 $0.9 2024 Field & branch network Marketing Technology & product Operations & fraud losses 2025 Outlook $36.3 ~$38.5 Other $28.0 $0.4 Auto lease depreciation $37.9 ~$41 9% CAGR: 6% YoY: 8% Total ex. Auto lease Run the bank 4.0 4.4 19.5 .7 .9 27.4 ~2.5 ~9.5 ~29.0 o Note: Totals may not sum due to rounding For footnoted information, refer to slide 51 53% overhead ratio in 2024 17

Field & Branch: Driving organic growth and productivity gains

FIELD AND BRANCH NETWORK EXPENSE ($B)



New builds and field expansion
Same store
8% CAGR
5% YoY
+21%
+6%
+9%
+4%
2019
2024
2025 outlook

5%	4%	~Flat	~875
Checking accounts	Field headcount[6]	Total branch count	New builds
2019-2024 CAGR		2019-2024	

KEY PERFORMANCE METRICS

New builds and field expansion

<4 yr	Break-even on branch, banker & advisor investments
~40bps	Retail deposit share gains from new builds since 2019[1]
35%	Of client investment asset growth from new advisors since 2019

Overall network (2019 vs. 2024)

+25%	Customers per branch[2]
+25%	Deposit and investment production per banker[3]
+60%	SMBs covered per Business Relationship Manager[4]
>2x	Flows per Wealth Management advisor
+15%	Sales productivity per Home Lending Advisor[5]

JPMorganChase
For footnoted information, refer to slide 51
18

2019 2024 2025O Marketing: Consistently driving strong results and customer engagement ~$10.3 $8.8 +85% Increase in the total value of acquisitions5 (2ppts) Reduction in voluntary attrition on fee-based cards +14ppts Top of wallet share for branded card benefit users4 >2 Return on investment of 2024 vintage 2019-2024 13% Growth in annual fee revenue 2019-2024 CAGR 2019-2024 Acquisition and Media $5.5 10% CAGR 18% YoY +8% +11% +18% +17% Net Marketing1 $3.1B $4.2B ~$4.8B CCB GROSS MARKETING1 ($B) KEY PERFORMANCE METRICS Product Benefits Product Benefits2 Acquisitions and Media3 2025 outlook 1.7 3.9 2.4 6.4 2.8 7.5 Note: Totals may not sum due to rounding For footnoted information, refer to slide 52 19

$4.5 $8.5 ~$9 2.3 4.1 4.2 0.5 1.4 1.2 1.1 1.5 2.0 0.6 1.5 1.7 2019 2024 2025O >2 Return on investment with <5 year payback3 >30% Reduction in critical tech incidents ✓ Data center migration & data in cloud Technology & Product: Spend is moderating and delivering strong returns TECHNOLOGY & PRODUCT EXPENSE ($B) 5% Total accounts 7% Transactions 6% Digital logins Tech Modernization Product development +12% +2% +13% +21% +10% +10% 1 Key drivers ’19 - 24 24-’25O Core business drivers Wage inflation First Republic Integration Key drivers ’19-24 ’24-’25O Data center migration Application modernization Product & platform maintenance Tech production Modernization & low discretion investment Strategic Investment & Product, Design, Analytics More code deployments over last 2 years>70% Reduction in churn over last 2 years2~20% Increase in value from AI/ML YoY+35% KEY DRIVERS AND OUTCOME BY THEMATIC EXPENSE CATEGORIES 14% CAGR 6% YoY 2019-2024 CAGR Tech Investments Tech Production Product, Design & Analytics Org. Strategic investment Low discretion investment Modernization Product, Design & Analytics 20 5 outlook Note: Totals may not sum due to rounding For footnoted information, refer to slide 52 20

2019 2024 2025O Operations: Realizing productivity gains OPERATIONS EXPENSE ($B) KEY PERFORMANCE METRICS 5% Total Accounts 7% Transactions 12% Fraud attack rate ~Flat~Flat ~Flat 3% 7%11% >25% Accounts serviced per Operations headcount 2019 2024 +5 years ~15% productivity vs. 2019 >40% productivity vs. 2024 (10%) +28% OPERATIONS PRODUCTIVITY EX. HOME LENDING2 – ILLUSTRATIVE (29%) Servicing calls per account ~Flat Cost of fraud (bps) (15%) Processing cost per account1 ~Flat Operations headcount 2019 vs. 2024 2019-2024 CAGR Statement and payment processing Servicing / account support Fraud losses and operating expense 3% CAGR 4% YoY +13% >25% 5+ years 2025 outlook For footnoted information, refer to slide 52 20 4 21

The scale of our data and our modernization strategy is fueling increasing value from AI / ML

Data assets	>91mm Customers	Financial	Interactions	Transactions	Travel	Shopping
		~41mm credit profiles	~373B digital interactions	~27B credit & debit transactions	~11mm trips booked	~18B Offers served

WE ARE UNLOCKING **THE POWER OF OUR DATA…**

Modernization area	Progress
Migrate analytical data to the public cloud[1]	●●●●
Users consume data from the cloud	●●●○
Consolidate data to target platforms	●●○○
Make the right data ready for AI/ML and available in real-time	●●○○

…WHILE REALIZING VALUE FROM AI AND PERSONALIZATION



Value driven by AI / ML[2]
Revenue generation
Cost & risk efficiencies
+35%
+65%
2023
2024
2025 outlook

Value drivers

Revenue generation

- Enhance credit strategies
- Marketing & sales optimization
- Pricing
- Personalization

Cost & risk efficiencies

- Fraud prevention
- Operations efficiency
- Risk management
- Coding productivity

JPMorganChase

For footnoted information, refer to slide 52

22

Disciplined approach to enable outperformance through-the-cycle Macroeconomic Consumers & small businesses remain financially healthy External measures of sentiment have deteriorated quickly Regulatory Favorable developments on national level Significant uncertainty remains at both national and state level Competitive Continued share gains across businesses Strong traditional and emerging competitors across key segments THE OUTLOOK REMAINS FLUID WE HAVE DISCIPLINE AND FORTITUDE TO MANAGE FOR THE LONG-TERM Growth mindset Growth plans across segments and products Compete to win in payments, commerce and investments Strategic optionality Technology and data modernization Revenue diversification and expansion of growth businesses Through-the-cycle approach Prudent credit risk profile Consistent investments to strengthen and grow We remain committed to our 25%+ ROE through-the-cycle guidance 23

21% / 9% CCB is a growth franchise Strategic focus Line of business Long-term ambition Current position 5 year progress Deliver exceptional experiences across the franchise Across CCB ~70 Net promoter score1 ~65 Extend our #1 positions across industry-leading businesses Consumer & Business Banking 15% Retail deposit share2 11.3% Card 20% Card outstandings share3 17.3% Continue to scale our growth businesses Connected Commerce 10% Addressable Commerce spend share4 5.4% Wealth Management $2T Client investment assets $1.1T Deliver strong, resilient returns through-the-cycle in Secured Lending businesses Home Lending 15% Through-the-cycle ROE Auto 17% Through-the-cycle ROE +220bps +90bps +240bps vs. 2021 >2x up ~5pts1 13% in 201913% (incl. FRC) (ex. FRC) 18% in 20195 For footnoted information, refer to slide 53 25

We're continuously improving customer experiences across channels, products and experiences

~65 Net Promoter Score (NPS) in 2024 | Record High | ~5pt increase since 2019[1]

Channel Satisfaction

Deliver exceptional experiences across channels and journeys

Digital

~8 points
CSAT increase since 2019[2]
Record High



Branch

~6 points
CSAT increase since 2019[2]
Record High



Product Innovation

Develop new solutions to address more customer needs

New-to-credit

>80 NPS
Freedom Rise in 2024


freedom
VISA

Payment flexibility

>90 NPS
Chase Pay in 4 in 2024

Chase Pay in 4®

Product-Segment Fit

Offer customers products and services that best meet their needs

Emerging segments

~70 NPS
Secure Banking in 2024

CHASE Secure Banking

Advised relationships

>70 NPS
Advised BB & Wealth in 2024[3]



Personalization

Ensure customers feel consistently known, anticipated and delighted

Financial tools

>80% CSAT
Credit Journey in 2024[2]



Banker meetings

>90% CSAT
Banker meetings in 2024[2]



Customer experience is a game of inches – we are focusing on all dimensions to build enduring customer relationships and loyalty

JPMorganChase
For footnoted information, refer to slide 53
26

Deposit and small business primary share gains outpace the competition Banking Card Connected Commerce Wealth Management Peer 2 Peer 1 +220bps (50bps) (110bps) 2019 2024 2019 2024 7% CAGR 12% CAGR AVERAGE DEPOSITS ($B) Business Banking Consumer Banking MARKET PERFORMANCE Home Lending Auto $742$535 $234$136 9.9% 10.1% 9.5% 9.1% 11.4% 11.3% 9.8% 9.2% 8.7% 2019 2020 2021 2022 2023 2024 #1 Retail deposit share1 2019-2024 Note: Totals may not sum due to rounding For footnoted information, refer to slide 53 +30bps flat (50bps) Peer 1 Peer 2 +200bps Share of newly formed businesses since 20213 +140bps Primary share of large businesses since 20194 #1 Primary bank for SMBs2 8.6% 8.3% 8.1% 9.5% 9.5% 9.7% 8.7% 8.8% 8.7% 2019 2020 2021 2022 2023 2024 7.2% (2014) 27

7.9% 9.1% 11.3% 15% 2014 2019 FRC New Builds Mature footprint 2024 <5% 5-15% 15%+ Target +220bps Share gains reflect strong performance across our branch footprint KEY STATISTICS BY MARKET SHARE 2014 2019 FRC 2024 Ambition Making progress towards our long-term ambition of 15% national retail deposit share Banking Card Connected Commerce Wealth Management Home Lending Auto New Builds Mature footprint2 ~40bps ~100bps ~80bps ~100bps ~70bps ~200bps 350+ New Builds (’25-27) Markets by Chase deposit share in 2024 <5% 5-15% 15%+ Total Market size1 ($T) ~$4T ~$1.5T ~$4T ~$9.5T Deposit share1 (vs. 2019) 0.7% (+60bps) 10.0% (+180bps) 22.5% (+450bps) 11.3% (+220bps) Branches4 ~730 ~1,030 ~3,200 ~4,970 Branch share1 (vs. 2019) 1.5% (+130bps) 7.9% (+40bps) 14.1% (-40bps) 6.3% (+50bps) New builds4 (’09-18) ~30 ~230 ~490 ~750 New builds4 (’19-24) ~660 ~110 ~110 ~875 <5% 5-15% 15%+ RETAIL DEPOSITS MARKET SHARE GAINS1 – ILLUSTRATIVE +370bps Markets by 2024 share3 ~75%5 Population coverage (~68% today) 485 States with >50% population coverage (29 today) Expansion targets +340bps +30bps/year (ex. FRC) Note: Totals may not sum due to rounding For footnoted information, refer to slide 54 28 ~40% from New Builds hChase hWaMu ~40% from New Builds

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

We gained share in ~95% of the top 125 markets that we have a presence in, including all top 25

TOP 25 RETAIL BANKING MARKETS[1,2]

#1 in 4 of the top 5 markets and gaining share broadly

Markets 15%+ share	Deposit Share[1] (vs. '19)	Branch Share[1] (vs. '19)
New York	25.5% (+410bps)	15.7% (-50bps)
L.A.	22.9% (+680bps)	17.1% (+40bps)
Chicago	23.6% (+230bps)	12.4% (-80bps)
Miami	16.0% (+510bps)	13.1% (+100bps)
San Francisco	22.8% (+1,030bps)	16.2% (+200bps)
Dallas	20.6% (+150bps)	11.6% (-180bps)
Houston	24.1% (+290bps)	11.8% (-170bps)
Phoenix	27.5% (+270bps)	19.5% (-140bps)
Seattle	19.0% (+380bps)	13.6% (-120bps)
Detroit	23.2% (+360bps)	13.8% (flat)
San Jose	22.3% (+870bps)	17.8% (+210bps)
San Diego	26.3% (+870bps)	18.6% (+240bps)
Riverside	24.2% (+680bps)	17.5% (+240bps)

Gaining momentum in large expansion markets

Markets <5% share	Deposit Share[1] (vs. '19)	Branch Share[1] (vs. '19)
Boston	1.9% (+180bps)	4.1% (+370bps)
D.C.	2.0% (+180bps)	5.7% (+510bps)
Philadelphia	1.4% (+130bps)	4.3% (+390bps)
Minneapolis	0.8% (+80bps)	4.4% (+440bps)
St. Louis	0.8% (+80bps)	3.2% (+320bps)
Pittsburgh	1.0% (+100bps)	3.7% (+370bps)
Baltimore	1.1% (+110bps)	5.0% (+500bps)
Nashville	1.5% (+150bps)	3.5% (+350bps)

Delivering strong capture in lower density legacy markets

Markets 5–15% Share	Deposit Share[1] (vs. '19)	Branch Share[1] (vs. '19)
Atlanta	7.0% (+210bps)	9.5% (+270bps)
Denver	13.3% (+260bps)	11.8% (+50bps)
Tampa	9.8% (+370bps)	10.1% (+150bps)
Cleveland	9.4% (+150bps)	8.5% (+230bps)

Younger branches are expected to contribute >$160B in incremental deposits once mature[3]

JPMorganChase

For footnoted information, refer to slide 54

29

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

Product and segment strategies underpin customer growth and deepening

Consumer Banking

43.7mm Consumer Banking customers[1]
+4% CAGR

~80% Primary bank[2]

Business Banking

4.4mm Business Banking clients[3]
+9% CAGR

~70% Primary bank[4]

Emerging
~25% of accounts[5]
11% CAGR

Core
~70% of accounts[6]
3% CAGR

Affluent
~5% of accounts[7]
5% CAGR

Large
~10% of clients[8]
9% CAGR

Small / Micro
~90% of clients[8]
9% CAGR

CHASE Secure Banking — Scaling Secure Banking, a product geared towards younger and lower-income segments

PRIVATE CLIENT — Introduced J.P. Morgan Private Client as a new tier in our affluent product continuum

CHASE for BUSINESS®
- Expanded banker coverage to >2x more clients vs. 2019, while delivering ~70 NPS
- Launched new tools to help small business owners including invoicing, payroll and customer insights
- Improved NPS for Small / Micro clients by 8 points over the last 2 years

JPMorganChase
For footnoted information, refer to slide 55
30

Gaining Card market share in a highly competitive market KEY DRIVERS MARKET PERFORMANCE 11.4% 11.9% 11.9% 22.4% 22.9% 23.5% 21.2% 20.4% 20.4% 2019 2020 2021 2022 2023 2024 Peer 1 Peer 2 10.1% 10.3% 10.2% 16.4% 16.7% 17.3% 8.8% 9.8% 10.2% 2019 2020 2021 2022 2023 2024 Peer 2 Peer 1 Banking Card Connected Commerce Wealth Management Home Lending Auto +110bps (80bps) +50 bps +90bps +10bps +140 bps Outstandings ($B) 2019 2024 11% CAGR 6% CAGR Sales ($T) $1.3$0.8 $214$156 20242019 #1 Card sales share1 #1 Card Outstandings share1,2 2019-2024 For footnoted information, refer to slide 55 31

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

Focus on key segments and unlocking the power of data and distribution to fuel growth

DRIVERS OF OUTSTANDINGS MARKET SHARE GAINS – ILLUSTRATIVE



Growth Segments, Marketing & Risk
+210bps
+20bps/year
+270bps
Adjustment for risk appetite[1] (Reported share: 17.0%)
15.2%
16.4%
+90bps
+100bps vs. '22
17.3%
20.0%
2014
2019
2024
Ambition

	2014	2019		2024	
Sales share	21.2%	22.4%	+110bps vs. '22	23.5%	

MOMENTUM IN SEGMENTS WITH OUTSIZED OPPORTUNITY

Growth Segments (vs. 2019)

Starter	Affluent	SMB
+480bps Gen Z outstandings share	~8% CAGR in fee-based card accounts[2]	+180bps SMB outstandings share

Opportunity: While being the overall market leader, we are not #1 within Affluent[3] and SMB segments[4]

UNLOCKING THE POWER OF DATA AND DISTRIBUTION

Marketing & Risk

+28% Growth in new account production (vs. 2019)	+140% Lift in accounts booked from prequalified offers[5]	>3x Revenue lift from AI/ML risk models (YoY)

Opportunity: Continue to leverage data and AI/ML models to personalize offers and marketing

Making progress towards our long-term ambition to reach 20% share of outstandings

JPMorganChase For footnoted information, refer to slide 55 32

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

Fueled by building on our strength across card segments…

Card

59mm Active card accounts[1]
+7% CAGR

>60% Top of wallet customers (+5ppts since 2019)[2]

~98% Account retention[3] (each year since 2019)

~65% Millennial & Gen Z share of new Branded card accounts[4]

Premium Travel
11% CAGR[5]

Cash Back
7% CAGR[6]

SMB
13% CAGR[7]

New to Credit
Launched in 2023[8]

Co-brand
7% CAGR[9]


SAPPHIRE
SAPPHIRE
VISA

Sapphire Preferred named the best Travel Rewards card in 2024 by The Points Guy

Expanded our award-winning lounge network, opening five new Sapphire airport lounges, including Phoenix and San Diego


BUSINESS PREFERRED
BUSINESS CASH
VISA

Ink Business Unlimited named **NerdWallet's 2025 Best Small Business Credit Card**

Continued to deepen with Chase Business Banking clients, who contributed >50% business card spend growth


UNITED
EXPLORER
BONVOY
VISA

Refreshed United MileagePlus® cards, providing most value the portfolio has ever offered

Refreshed the Marriott Bonvoy Bold® card with embedded lending and travel benefits

JPMorganChase For footnoted information, refer to slide 56 33

…and strong new account production to drive sustained growth OS volume ($B) by vintages2 Banking Card Connected Commerce Wealth Management 2024 Home Lending Auto Size of 2019-2021 vintages impacted by COVID-driven reductions in customer demand and risk pullbacks 2023 2022 2021 2019 2020 …DRIVING STRONG POST-PANDEMIC GROWTH THROUGH DISCIPLINED UNDERWRITING Year 5 ~10mm new accounts per year from 2022-2024 C o n s is te n c y 2019 2020 2021 2022 2023 2024 New accounts (mm) 7.8 5.4 8.0 9.6 10.0 10.0 WE ARE DELIVERING ON OUR ACQUISITION STRATEGY… >40% lifetime value per new account (+28% accounts) 2024 vs. 2019 +7ppts share of new accounts from premium portfolios1 2024 vintage vs. 2019 vintage Q u a li ty ~2x ROI for 2022-2024 vintages>1.5x ROI for 2019 & 2021 vintages3 Year 1 Year 3 Year 2 Year 4 For footnoted information, refer to slide 56 34

Scaling Connected Commerce platforms Long-term ambition of 10% share of our customers’ addressable spend4 Banking Card Connected Commerce Wealth Management Home Lending Auto WE ARE CONTINUING OUR STEEP GROWTH TRAJECTORY1… …ENABLING US TO CAPTURE MORE OF OUR CUSTOMERS’ SPEND $12.2 2021 2024 29% CAGR Offers and Shopping Volume ($B)3 2021 2024 31% CAGR Travel Volume ($B)2 $5.7 $11.3$5.1 ~$330 ~$375 ~$405 ~$435 ~3.0% ~4.0% ~4.9% ~5.4% ~2.0% ~4.0% ~6.0% ~8.0% ~10.0% ~12.0% ~14.0% ~16.0% ~18.0% ~20.0% 0 5E+10 1E+11 1.5E+11 2E+11 2.5E+11 3E+11 3.5E+11 4E+11 4.5E+11 5E+11 2021 2022 2023 2024 Estimated share of addressable Commerce spend +240bps Estimated addressable Commerce spend ($B)4 +10% CAGR For footnoted information, refer to slide 56 35

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

Fueled by investments in proprietary assets and engagement across our platforms…

Travel

4.2mm Customers booking travel (24% CAGR vs. 2021)

#3 Consumer leisure travel provider (up from #4 last year)[1]

Travel

FROSCH | VWT

Increased share of Branded card travel spend on our platform to ~11%, up 200bps since 2021[3]

Scaled The Edit to >1,000 hotels, offering exclusive benefits and experiences at our premium hotel collection

Dining

5.4mm Unique monthly visitors

~90% Customers agree Sapphire Reserve is a great card for dining

INFATUATION

Introduced the Sapphire Reserve Exclusive Tables program on OpenTable, providing exclusive access to reservations at 250+ restaurants across the U.S.

Hosted ~25K attendees across our EEEEEATSCON and private dining series last year, and sold out our first member-exclusive event in Miami in February

Offers & Shopping

16mm Customers activating offers

$12B Attribution spend[2] (29% CAGR vs. 2021)

CHASE Media Solutions

Shopping

Scaled Chase Media Solutions, our new digital media business that connects customers' passions and interests with the brands they love

Launching The Shops at Chase as a premium ecommerce destination exclusive to Chase cardholders with plans to add ~30 brands this year

JPMorganChase

For footnoted information, refer to slide 57

36

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

Making payments, trust and security a competitive advantage

Consumer Payments

$6.4T Consumer payments outflows[1]
11% CAGR

#1 In total combined U.S. credit and debit payments volume

~80% Non-card payments are digital (+16ppts vs. 2019)[2]

Credit
~20% of volume
11% CAGR

Debit
~10% of volume
9% CAGR

Paze
Launched in 2024

Digital payments & wires
~50% of volume[3]
15% CAGR

Zelle
~5% of volume
32% CAGR

Cash & checks
~15% of volume
1% CAGR

>6mm customers using our range of Pay Over Time solutions across credit and debit cards in 2024 (+25% YoY growth in Pay Over Time originations)[4]

Pay Over Time now live on Amazon with installments for millions of our customers

Rolled out Paze, a digital wallet created in partnership with Early Warning Services, to 21mm Chase customers

26% YoY reduction in Zelle fraud and scam claim rates, driven by continued investment in customer education, detection and prevention capabilities

Zelle is the largest P2P platform with 3x the volume of a leading P2P player

JPMorganChase
For footnoted information, refer to slide 57
37

We have doubled our Wealth Management business and have plans to double it again Banking Card Connected Commerce Wealth Management Home Lending Auto We have set a new long-term ambition to double client investment assets again to $2T ~$1,100 2019 2024 >2x Wealth Management client investment assets ($B) ~$500 #1 J.D. Power rank in Wealth Management Digital Experience for Investor Satisfaction in 20242 ~90% New Chase Wealth Management clients referred from bankers1 6.6% 6.8% 7.2% 17.2% 18.2% 18.7% 2.0% 7.0% 12.0% 17.0% 22.0% 0 5000000 10000000 15000000 20000000 25000000 30000000 35000000 40000000 2022 2023 2024 % of total households who invest with us % of affluent households who invest with us Consumer Banking Households (mm)3 EXCEEDED $1T ASSETS GOAL AHEAD OF TARGET… THERE IS SIGNIFICANT OPPORTUNITY WITHIN OUR FRANCHISE +60bps +160bps In the branch Digitally …BY SUCCESSFULLY INTEGRATING BANKING AND WEALTH Affluent 2022-2024 For footnoted information, refer to slide 57 38

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

Fueled by the strength of our integrated model and focus on our largest opportunities…

Wealth Management

~3mm Wealth Management households[1]
+12% CAGR

#1 Wealth provider for Chase banking clients[2]

>150K New full-service clients in 2024 (record high)[3]

>400K New self-directed accounts in 2024

Advice-led
(Full-service & remote)

1.6mm advised HHs
+9% CAGR

- ~55% share of investment wallet for clients with full-service advised relationships[3]
- Opened 15 J.P. Morgan Financial Centers to deliver an elevated banking and wealth experience[4]
- Evolved our affluent solution set including new planning and liquidity resources and solutions for business owners

~19% of our affluent Consumer Banking households invest with us (+50bps YoY)

Self-Directed
(SDI)

1.7mm funded accounts
+16% CAGR

- +5ppts share of wallet for clients with both full-service and self-directed (vs. full-service only)[3]
- Rated #1 by Self-Directed Investors for Wealth Management Digital Experience Satisfaction 3 years in a row by J.D. Power[5]
- Launched >20 new SDI capabilities in 2024 including detailed performance reporting, trust accounts, fractional shares, and leveraged ETFs

~5% of our full-service clients have a self-directed relationship with us (+50bps YoY)

JPMorganChase
For footnoted information, refer to slide 58
39

…and enabled by advisor hiring and productivity gains New advisors hired over the last 5 years will contribute $180B in investment assets by 2030 Banking Card Connected Commerce Wealth Management 6 mo. 9 mo. 12 mo. 15 mo. 18 mo. 21 mo. 24 mo. 27 mo. 30 mo. 33 mo. 36 mo. Flows per advisor by cohort1 2023 2022 2021 2020 2019 Home Lending Auto >2x Flows per advisor since 20191 NEW COHORTS ARE MORE PRODUCTIVE, ENABLING FUTURE SUSTAINABLE GROWTHWE’RE GROWING AND IMPROVING OUR ADVISOR BASE >30 Annual new clients per branch advisor in 20242 P ro d u c ti v it y 37% Growth in advisor base since 2019 ~50% Of our advisors are <5 years in tenure E x p a n s io n 2019 2020 2021 2022 2023 # of Advisors per cohort3 559 412 624 560 652 Year 1 Year 2 Year 3 For footnoted information, refer to slide 58 40

Banking | Card | Connected Commerce | Wealth Management | **Home Lending** | Auto

Making progress in Home Lending despite severe macro headwinds

WE ARE FOCUSING ON WHAT WE CAN CONTROL

Home Lending

#1 Bank originator[1]

$41B Originations[2]
(61%) vs. 2019

#1 Owned servicer[3]

$979B Portfolio
+29% vs. 2019

Originations

- Right sized our capacity based on market opportunity
- Increased sales productivity by ~15% since 2019[4]
- Scaled Chase MyHome℠, our digital home shopping platform, to over 9mm unique annual users (+46% YoY)
- Launched Home Equity in digital and branch in 1Q25
- Continuing to drive net new and protect existing D&I balances[5] through mortgage relationship pricing program

Servicing

- Grew servicing book by ~$200B since 2019 to help us achieve efficiencies of scale and lower cost per loan
- Increased servicing customer satisfaction to 85% (+10pts vs. 2019)[6]

MARKET REMAINS OUR BIGGEST OBSTACLE

	Rates[7] ~7% today	Home Prices[8]	Housing Inventory[9]
vs. 2019	▲ +230bps	▲ +59%	▽ -20%
YoY Δ	◇ ~Flat	◇ ~Flat	△ +28%

Mortgage market is 35% smaller than 2019[10]

Mortgage origination market (mm units)[11]


7.8
3.4
4.4
4.2
0.8
3.4
5.1
1.7
3.4
Refi
Purchase
2019
2023
2024
'19-'24 Δ
(35%)
(50%)
(24%)

Market Size ($T)[12]

	2019	2023	2024	'19-'24 Δ
Refi	$1.1	$0.2	$0.4	(68%)
Purch.	$1.3	$1.2	$1.3	~flat

Given investments and enhancements to our business, we expect to achieve 15% ROE through a normal cycle

JPMorganChase For footnoted information, refer to slide 59 41

Banking | Card | Connected Commerce | Wealth Management | Home Lending | Auto

Chase Auto has a path to continued growth

WE DELIVER A HOLISTIC VALUE PROPOSITION FOR EACH OF OUR DISTINCT CLIENT SEGMENTS

Auto

#3 Bank auto finance lender[1]

$40B Originations
+19% vs. 2019

$75B Avg Loans
+21% vs. 2019

$11B Avg Lease
(49%) vs. 2019

Consumers
~4mm consumers

Scaled Finance & Drive℠ to 13mm unique annual users; +16% YoY in engagement with high-value features (e.g., shopping for a car)

Launching Refinance in May – relationship deepening opportunity with an estimated 30mm Chase customers with an off-us auto loan

Dealers
~12K dealers in-network

Meeting end-to-end needs of dealers across consumer financing, commercial products and personal financial needs of owners

Leveraging AI and automation to provide a streamlined experience for dealers (~80% of credit decisions are automated)

Direct expenses flat vs. 2019 while growing originations by 19%

Manufacturers
6 Private Label partners

Delivering the full value of the firm (e.g., CIB, Connected Commerce) to our partners

Driving sales for our partners by marketing to Chase customers through our owned assets (e.g., branches, ATMs, digital channels)

PORTFOLIO MIX SHIFT WILL IMPROVE RETURNS

	Financed Units[2] (New/Used)	New Car Prices[3] (April 2025)	Used Car Values[4] (April 2025)
vs 2019	▼ -14%	▲ +31%	▲ +38%
YoY Δ	~Flat	~Flat	▲ +5%

Embedded opportunity to improve returns over time

Loan versus Lease Mix

	Balances 2019	Balances 1Q25	Originations 2019	Originations 1Q25
Loan	74%	84%	65%	69%
Lease	26%	16%	35%	31%

Lease mix normalization: Rebound in higher-return lease originations will drive portfolio mix closer to 2019 levels

Loan vintage mix shift: Newer, higher-return vintages will replace higher-loss, COVID-impacted vintages of 2022-2023

While tariffs create uncertainty, lease & vintage mix normalization provides a medium-term path to reach our 17% ROE TTC target

JPMorganChase For footnoted information, refer to slide 59 42

21% / 9% CCB is a growth franchise Strategic focus Line of business Long-term ambition Current position 5 year progress Deliver exceptional experiences across the franchise Across CCB ~70 Net promoter score1 ~65 Extend our #1 positions across industry-leading businesses Consumer & Business Banking 15% Retail deposit share2 11.3% Card 20% Card outstandings share3 17.3% Continue to scale our growth businesses Connected Commerce 10% Addressable Commerce spend share4 5.4% Wealth Management $2T Client investment assets $1.1T Deliver strong, resilient returns through-the-cycle in Secured Lending businesses Home Lending 15% Through-the-cycle ROE Auto 17% Through-the-cycle ROE +220bps +90bps +240bps vs. 2021 >2x up ~5pts 13% in 2019 (incl. FRC) (ex. FRC) 18% in 20195 For footnoted information, refer to slide 60 43 13%

We remain committed to 25%+ ROE through-the-cycle #1 Retail deposit share1 #1 Primary bank for SMBs2 #1 Retail deposits in 4 of the top 5 markets1 CONSUMER & BUSINESS BANKING #1 Card sales share3 #1 Card OS share3,4 #3 Leisure travel provider5 CARD AND CONNECTED COMMERCE #1 Wealth provider for Chase clients6 #1 Bank mortgage originator & servicer7 #3 Bank auto finance lender8 WEALTH SECURED LENDING #1 Branch network coverage9 #1 Credit and debit volume #1 Digital banking platform10 CROSS-FRANCHISE Through-the-cycle approach Strategic optionality Growth mindset INDUSTRY-LEADING FRANCHISE LONG-TERM MANAGEMENT APPROACH POSITION OF STRENGTH Closing thoughts Complete National Diversified At Scale For footnoted information, refer to slide 60 44

Community Center (BedStuy)Sapphire Lounge (Philadelphia) J.P. Morgan Financial Center (Columbus Circle)Community Center (BedStuy)

1. Adjusted expense excludes CCB legal expense and is a non-GAAP financial measure. For 2019, reported noninterest expense was $28,058 million and legal losses were $70 million; for 2024, reported noninterest expense was $38,036 million and legal losses were $98 million. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate presentation of the Firm’s performance. Notes on non-GAAP financial measures 46

Slide 3 – CCB operates from a position of strength 1. Consumer footnote: Federal Deposit Insurance Corporation (FDIC) Summary of Deposits survey per S&P Global Market Intelligence applies a $1 billion deposit cap to Chase and industry branches for market share. While many of our branches have more than $1 billion in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC. Deposit market share and rankings are calculated with historical institutional ownership for each year stated; measured from July to June each year; Business Banking footnote: Barlow Research Associates, Primary Bank Market Share Database. Rolling eight-quarter average of small businesses with revenue of more than $100,000 and less than $25 million. 2023 results include First Republic.; Card footnote: Based on 2024 sales volume and loans outstanding disclosures by peers (American Express Company (AXP), Bank of America Corporation, Capital One Financial Corporation, Citigroup Inc. and Discover Financial Services) and JPMorganChase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorganChase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, Citi Retail Cards and Commercial Card 2. All references to Wealth Management in the CCB presentation refer to J.P. Morgan Wealth Management unless otherwise stated 3. Drive times are derived from road networks; population base is an estimate of year-end 2024 population across the contiguous 48 states and DC; Chase branch network includes branch openings occurring up until May 2025. Changes in road network, traffic patterns, shifts in the population base, and/or urban/rural classifications may impact forward-looking statements 4. #1 in U.S. mobile monthly active users (2024) among incumbent U.S. banking mobile apps based on Sensor Tower. Sensor Tower supplies modelled data through proprietary panels and apps 5. #1 banking brand based on Brand Health Masterbrand Q4 2024 Report 6. "Customer” includes both consumers and small businesses (respectively ~84mm and ~7mm as of December 2024) and reflects unique individuals and businesses and legal entities, respectively, that have financial ownership or decision-making power with respect to accounts; these metrics exclude customers under the age of 18. Where a customer uses the same unique identifier as both a consumer and a small business (SMB), the customer is included in both metrics Notes on slide 3 47

Slide 4 – Increased strategic momentum over the last 5 years 1. Please refer to slide 3 footnote #6 2. Refers to consumers and small businesses with two or more relationships within the following sub-LOBs: Consumer Banking, Business Banking, J.P. Morgan Wealth Management, Card Services, Home Lending, and Auto 3. Digital active customers are users of all web and/or mobile platforms who have logged in within the past 90 days 4. Branch active customers are customers across all CCB lines of business who have visited a branch at least once a year 5. Net promoter score (NPS) is an indicator of customer satisfaction; represents Net Promoter Score gains over the last 5 years; Satisfaction represents customer satisfaction (CSAT) 6. All Market share gains rounded to the nearest 10bps unless otherwise noted 7. Please refer to slide 25 footnote #2 8. Barlow Research Associates, Primary Bank Market Share as of Q4 of respective year. Rolling 8 Quarter Trending Data of small businesses with revenues of $100K-<$25mm 9. Based on 2024 sales volume and loans outstanding disclosures by peer banks and JPMorganChase estimates. Sales volume excludes Private Label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorganChase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, Citi Retail Cards and Commercial Card 10. OS Share reflects Ascend OS data, methodology changed from Investor Day 2024 which used Nilson OS data 11. Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager; Certain wealth management clients were realigned from Asset & Wealth Management (AWM) to Consumer & Community Banking (CCB) in 4Q20 12. Includes Chase Travel Sales Volume (incl. FROSCH affiliates), and volume from Chase Offers, Chase Media Solutions, Shop Through Chase and Ultimate Rewards Apple Store; portions of Offers and Shopping volume data sourced from 3rd party partners 13. Incudes only Consumer and Business Banking 14. FTE refers to full-time employees 15. Value is described as benefit in revenue, lower expense, or avoidance of cost – majority is measured as the lift relative to prior analytical techniques with the remainder relative to a random baseline or holdout control 16. 2024 Normalized ROE includes adjustments for 2.25% through-the-cycle deposit margin, 3.5% Card Services net charge-off rate, and a 6.5% Card Services allowance coverage ratio Slide 6 – Best-in-class financial performance 1. Prior period numbers have been revised to conform to current period presentation 2. Reflects Banking & Wealth Management deposit margin Notes on slides 4-6 48

Slide 7 – Organic growth driving revenue 1. Prior period numbers have been revised to conform to current period presentation 2. Includes NII related to Home Lending, Auto, BWM loans and capital resource allocations Slide 8 – Revenue diversification is a source of strength 1. Includes NII related to Home Lending, Auto, BWM loans and capital resource allocations 2. % of internal yield seeking inflows (incl. J.P. Morgan Wealth Management flows, internal migration) of total measured yield seeking outflows (incl. J.P. Morgan Wealth Management flows, internal migration, external brokerages, online banks, crypto exchanges); excludes net new money Slide 9 – Consumers and small businesses remain financially healthy against a noisy backdrop 1. Share of consumers with a payroll disruption – weekly average through late-April vs. same period in 2024 2. As of April 2025; Cohort of credit card customers spend active in current month and same month last year, excluding accounts with limited tenure 3. Median cash buffer for a cohort of clients – YTD through April ‘25 vs. historic norms; Consumer cash buffers indicate the number of days of regular outflows that a consumer’s deposit balances can cover (checking and savings accounts, ex. CDs); Business cash buffers (measured in days) indicate the number of days a business can cover regular expenses using existing cash assets from demand deposit accounts without new income 4. University of Michigan consumer sentiment – April 2025 survey vs. December 2024 survey 5. Chase pulse survey of small businesses, change in the share optimistic about the future – April 2025 survey vs. December 2024 survey Slide 11 – Primary banking relationships drive deposit balance increases 1. Full year 2019 to 2024 CAGR 2. Represents net new accounts 3. Primary bank checking customers meet one of the following conditions: ≥15 withdrawals from a checking account or ≥5 withdrawals from a checking account & ≥$500 of inflows in a given month 4. Primary bank indicator based on account behaviors including account settlements (number and dollar volume of transactions), payroll processing, and digital activity. Prior reporting methodology (65%) had no client exclusions and reflected year-end values; methodology has been revised to exclude clients without revenue or primacy information, <4 months on book, and <$100K revenue, and reflects full-year average Notes on slides 7-11 49

Slide 12 – Recent rates and outlook provide structural support for deposit margin 1. Represents the simple average of deposit margin across the associated years 2. Represents year-end exit rate for Fed Funds Upper Bound and 10 Year Treasury Slide 13 – Highly engaged customers drive card balances 1. % of monthly active customers who have >= 10 transactions or >= $833 per month ($10K in annualized) spend; annual rate calculated as an average across all months 2. Retention represents the % of Accounts which remained open from a population greater than 12 months old, excluding accounts which were charged-off or closed for inactivity Slide 14 – Credit card metrics are healthy 1. Represents refreshed FICO scores and includes those with no FICO score 2. Customers who revolve on credit cards but are not spend active 3. Sourced from Experian 4. Represents balances in delinquency bucket 1 (1-29 dpd) that were current 1 month prior 5. Represents balances in delinquency bucket 2 (30-59 dpd) that were current 2 months prior 6. Represents the percentage of total balances on current accounts paying <2.5% of the outstanding balance or the minimum required payment Slide 15 – Card stress analysis 1. Federal Reserve's 2024 DFAST Results and Methodology Disclosure remains instructive data point for more severe recession Notes on slides 12-15 50

Slide 16 – Strong credit metrics across lending businesses 1. Chase Auto excludes Wholesale (Dealer Commercial Services) & Lease 2. Calculated using refreshed VantageScoreTM sourced from Experian 3. Represents FICO scores and LTV at time of origination 4. Includes AWM and Corporate mortgage loans 5. 2019 excludes First Republic 6. Represents refreshed FICO scores 7. Represents loans with origination amount greater than or equal to $500k that are backed by Real Estate collateral and/or have SBA Guarantee 8. Sourced from Experian 9. Sourced from Lender Share. Data is obtained from market shares relative to lenders participating in Curinos’ retail and correspondent channel origination analytics. Curinos is not liable for reliance on the data Slide 17 – Expense growth is moderating 1. Please see footnote #1 on slide 46 2. Prior period numbers have been revised to conform to current period presentation Slide 18 – Field & Branch: Driving organic growth and productivity gains 1. Reflects internal methodology which differs from FDIC 2. Includes only Consumer and Business Banking 3. Productivity data is based on banker incentive tracking for eligible job families 4. Reflects numbers for branch-based business bankers only 5. Based on purchase units 6. Includes licensed bankers, business bankers, and advisors only Notes on slides 16-18 51

Slide 19 – Marketing: Consistently driving strong results and customer engagement 1. Gross marketing represents CCB marketing spend in a calendar year; Net marketing represents Gross Marketing adjusted predominantly for deferred credit card origination costs which are recognized as a reduction of revenue over time 2. Product Benefits includes Cobrand Payments, Embedded Benefits, Product Development, COGs, and Other (Marketing Ops, Banker support, Data, Advocacy) 3. Acquisitions & Media Includes Acquisitions, Distribution, Activations, Media, Advertising, and Sponsorships 4. 14ppt greater top of wallet share for branded card benefit users versus non-benefit users 5. Based on Card, Consumer Bank, and Business Banking Slide 20 – Technology & Product: Spend is moderating and delivering strong returns 1. Includes both investment and production expense 2. Churn represents unplanned changes to requirements during an agile sprint; years are tracked from April to March 3. Based on forecasted multi-year returns for 2025 strategic tech investments & Product, Design, Analytics organization expense Slide 21 – Operations: Realizing productivity gains 1. Statement & Payment processing costs 2. Operations productivity excludes Home Lending, which has realized a meaningful headcount reduction due to the macro environment 3. Represents total CCB accounts Slide 22 - The scale of our data and our modernization strategy is fueling increasing value from AI / ML 1. >90% of analytical data moved to the public cloud 2. Value is described as benefit in revenue, lower expense, or avoidance of cost – majority is measured as the lift relative to prior analytical techniques with the remainder relative to a random baseline or holdout control Notes on slides 19-22 52

Slide 25 – CCB is a growth franchise 1. Net Promoter Score (NPS) is an indicator of customer satisfaction; represents Net Promoter Score gains over the last 5 years 2. Federal Deposit Insurance Corporation (FDIC) 2024 Summary of Deposits survey per S&P Global Market Intelligence applies a $1B deposit cap to Chase and industry branches for market share. While many of our branches have more than $1B in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC. Deposit market share and rankings are calculated with historical institutional ownership for each year stated; measured from July of start of period to June of end of period 3. OS Share reflects Ascend OS data, methodology changed from Investor Day 2024 which used Nilson OS data 4. Represents Branded credit card travel volumes addressable by our Travel platform (hotel, air, car rental, cruises) and debit and credit retail spend addressable by our Offers platform (ex. Oil and Gas); portions of Offers and Shopping volume data sourced from 3rd party partners 5. Includes LLR; 2019 ROE has been adjusted to reflect full impact of loan sales executed in 2019 of which partial impact was reported in Chief Investment Office Slide 26 – We’re continuously improving customer experiences across channels, products and experiences 1. Represents Net Promoter Score gains over the last 5 years 2. Represents customer satisfaction (CSAT); CSAT for financial tools represents Credit Journey 3. Represents advised relationships; Small businesses with revenue of more than $1mm and assigned to a business banker Slide 27 – Deposit and small business primary share gains outpace the competition 1. Please refer to slide 25 footnote #2 2. Barlow Research Associates, Primary Bank Market Share Database as of 4Q24. Rolling eight quarter average of small businesses with revenue of more than $100,000 and less than $25mm 3. Reflects number of newly formed businesses that open accounts with Chase divided by new business formations as reported by Census 4. Large clients defined as businesses with an annual sales size of $1mm-$25mm; Barlow Research Associates, Primary Bank Market Share as of Q4 of respective year. Rolling 8 Quarter Trending Data of small businesses with revenues of $100K-<$25mm Notes on slides 25-27 53

Slide 28 – Share gains reflect strong performance across our branch footprint 1. Please refer to slide 25 footnote #2 2. Mature footprint excludes new builds (branches built between 2009 and 2024) 3. Markets within each deposit share tier are assigned based on 2024 deposit share 4. Represents internal methodology for full year numbers 5. Drive times are derived from road networks; population base is an estimate of year-end 2024 population across the contiguous 48 states and DC; Chase branch network includes branch openings occurring up until May 2025. Changes in road network, traffic patterns, shifts in the population base, and/or urban/rural classifications may impact forward-looking statements Note: All Market share gains rounded to the nearest 10bps unless otherwise noted Slide 29 – We gained share in ~95% of the top 125 markets that we have a presence in, including all top 25 1. Please refer to slide 25 footnote #2 2. Markets within each deposit share tier are assigned based on 2024 deposit share 3. Young branches represent those <10Y Notes on slides 28-29 54

Slide 30 – Product and segment strategies underpin customer growth and deepening 1. Consumer Banking customers’ reflect unique individuals that have financial ownership or decision-making power with respect to Consumer Banking accounts; excludes customers under the age of 18 2. Primary bank checking customers meet one of the following conditions: ≥15 withdrawals from a checking account or ≥5 withdrawals from a checking account & ≥$500 of inflows in a given month 3. Reflects Business Banking clients only, excluding Small Business Card-only 4. Primary bank indicator based on account behaviors including account settlements (number and dollar volume of transactions), payroll processing, and digital activity. Prior reporting methodology (65%) had no client exclusions and reflected year-end values; methodology has been revised to exclude clients without revenue or primacy information, <4 months on book, and <$100K revenue, and reflects full-year average 5. Includes accounts tailored to younger and lower-income segments; includes Chase High School Checking, Chase College checking, Chase First Banking, and Chase Secure Banking 6. Includes following account types: Chase Total Checking, Chase Sapphire Checking, Chase Premier Plus Checking 7. Includes Chase Private Client Checking accounts 8. Large clients defined as businesses with an annual sales size of $1mm or greater; Small / Micro clients defined as businesses with an annual sales size under $1mm; captures Business Banking client growth from 2023-2024 Note: Products are not exhaustive; all CAGRs are 2019-2024; segment CAGRs represents growth in volume of checking accounts, not customer count Slide 31 – Gaining Card market share in a highly competitive market 1. Based on 2024 sales volume and loans outstanding disclosures by peer banks and JPMorganChase estimates. Sales volume excludes Private Label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorganChase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, Citi Retail Cards and Commercial Card. 2. OS source is now Ascend, reflecting a source change from Investor Day 2024 which used Nilson OS data (Nilson 2024: Chase 17.3%, Peer 1 10.2%, Peer 2 10.2%) Slide 32 – Focus on key segments and unlocking the power of data and distribution to fuel growth 1. 2014 reflects Nilson data; total column values for 2014 represent totals adjusted for balance parkers 2. Includes consumer credit cards with a $95 annual fee or higher 3. Based on Comscore application share for Proprietary Travel Fee-based Cards (2024) 4. Based on business sales volume across Amex and other payment networks (Visa, Mastercard, ChaseNet) 5. Based on observed account lift on Chase.com when we have prequalified ad or email offer Notes on slides 30-32 55

Slide 33 – Fueled by building on our strength across card segments… 1. Defined as average sales debit active accounts 2. % of monthly active customers who have >= 10 transactions or >= $833 per month ($10K in annualized) spend; annual rate calculated as an average across all months 3. Account retention is based on voluntary attrition of accounts with greater than 12 months-on-book 4. Excludes SMB cards 5. Active Sapphire accounts 6. Active Freedom accounts (excluding Freedom Rise) 7. Active Ink accounts 8. Active Freedom Rise accounts 9. All active Co-brand accounts Note: All CAGRs from 2019-2024 Slide 34 – …and strong new account production to drive sustained growth 1. Premium portfolio defined as Sapphire or Business portfolios 2. Monthly average OS volume 3. For comparative purposes, ROI for 2020 vintages is excluded due to relative size and composition Slide 35 – Scaling Connected Commerce platforms 1. Connected Commerce business launched in 2021 2. Includes Chase Travel sales volume (incl. FROSCH affiliates) 3. Includes volume from Chase Offers, Chase Media Solutions, Shop Through Chase and Ultimate Rewards Apple Store; portions of Offers and Shopping volume data sourced from 3rd party partners 4. Represents Branded credit card travel volumes addressable by our Travel platform (hotel, air, car rental, cruises) and debit and credit retail spend addressable by our Offers platform (ex. Oil and Gas); portions of Offers and Shopping volume data sourced from 3rd party partners” Notes on slides 33-35 56

Slide 36 – Fueled by investments in proprietary assets and engagement across our platforms… 1. 2025 report from Skift research; note: ranking based on Travel Weekly Power List results, Skift Research and estimates 2. Includes volume from Chase Offers, Chase Media Solutions, Shop Through Chase and Ultimate Rewards Apple Store; portions of Offers and Shopping volume data sourced from 3rd party partners 3. Includes Chase Branded Card (excluding Slate); 2021 share calculated based on internal estimates Slide 37 – Making payments, trust and security a competitive advantage 1. Reflects total outflow consumer payment volume 2. Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle person to person and checks 3. Digital non-card payment transactions include outflows for ACH, BillPay, PayChase, Zelle, RTP, external transfers and digital wires, excluding credit and debit card sales; Other digital payments & wires includes ACH, BillPay, Pay Chase, RFP RTP, SMB ACH, External Transfers, and wires 4. Includes our proprietary financing solutions – including Pay Over Time, Pay In 4, and Amazon Pay In 4 products Note: All CAGRs from 2019-2024 Slide 38 – We have doubled our Wealth Management business and have plans to double it again 1. Refers to new clients investing >$100k with a Chase Wealth Management advisor 2. J.P. Morgan Wealth Management received the highest score in both the Self-Directed and Full-Service Investors segments of the J.D. Power 2024 U.S. Wealth Management Digital Experience Study of customers’ overall satisfaction with wealth management websites and mobile apps. Visit jdpower.com/awards for more details. 3. Current customer segmentation not available pre-2022. J.P. Morgan Wealth Management Households represent a collection of individuals or entities aggregated together by name, address, tax identifier, and phone number Notes on slides 36-38 57

Slide 39 – Fueled by the strength of our integrated model and focus on our largest opportunities… 1. A household is a collection of individuals or entities aggregated together by name, address, tax identifier, and phone number 2. #1 outflow destination for Chase Consumer and Business deposit clients 3. Chase Wealth Management clients 4. As of April 24, 2025 5. J.P. Morgan Wealth Management received the highest score in the 2022 U.S. Wealth Management Digital Experience Study and the Self-Directed Investors segment of the J.D. Power 2023 & 2024 studies of customers’ overall satisfaction with wealth management websites and mobile apps. Visit jdpower.com/awards for more details. Note: All CAGRs from 2019 to 2024 Slide 40 – …and enabled by advisor hiring and productivity gains 1. Chase Wealth Management advisors only 2. Refers to full-service clients only 3. Represents number of advisors originally hired into each cohort Notes on slides 39-40 58

Slide 41 – Making progress in Home Lending despite severe macro headwinds 1. Full year 2024 ranking as per Inside Mortgage Finance, Copyright 2025; #1 rank is based on $47B total originations which includes Private Bank 2. Excludes Private Bank originations 3. 4Q 2024 ranking as per Inside Mortgage Finance, Copyright 2025 4. Based on purchase units 5. Deposits and investments 6. Servicing customer satisfaction measured through customer survey 7. FreddieMac Primary Mortgage Market Survey 30-Yr FRM average rate; vs 2019 Δ compares January 2019 vs April 2025; YoY Δ compares April 2024 vs April 2025 8. S&P/Case-Shiller U.S. National Home Price Index; vs 2019 Δ compares January 2019 vs February 2025; YoY Δ compares February 2024 vs February 2025 9. Realtor.com, Housing Inventory: Active Listing Count in the United States; vs 2019 Δ compares January 2019 vs March 2025; YoY Δ compares March 2024 vs March 2025 10. Based on Mortgage Banker’s Association mortgage origination market units 11. Mortgage Bankers Association 12. Inside Mortgage Finance, Copyright 2025 Slide 42 – Chase Auto has a path to continued growth 1. Experian FY2024 retail units 2. Experian FY retail financed units 3. April JDP Average Transaction Price 4. April Manheim used vehicle value index Notes on slides 41-42 59

Slide 43 – CCB is a growth franchise See notes on slide 25 Slide 44 – Closing thoughts 1. Please refer to slide 25 footnote #2 2. Barlow Research Associates, Primary Bank Market Share Database as of 4Q24. Rolling eight quarter average of small businesses with revenue of more than $100,000 and less than $25mm 3. Based on 2024 sales volume and loans outstanding disclosures by peer banks and JPMorganChase estimates. Sales volume excludes Private Label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorganChase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, Citi Retail Cards and Commercial Card. 4. OS Share reflects Ascend OS data, methodology changed from Investor Day 2024 which used Nilson OS data 5. 2025 report from Skift research; note: ranking based on Travel Weekly Power List results, Skift Research and estimates 6. #1 outflow destination for Chase Consumer and Business deposit clients 7. #1 rank is based on $47B total originations which includes Private Bank 8. Experian FY 2024 retail units 9. Accessible drive time of 10-minutes for populations that live in Cities / Suburbs and adjusted drive time for populations that live in Rural / Town based on typical drive times to other services; subject to change based on underlying data shifts in population, road network, urbanicity changes 10. #1 in U.S. mobile monthly active users (2024) among incumbent U.S. banking mobile apps based on Sensor Tower. Sensor Tower supplies modelled data through proprietary panels and apps Notes on slides 43-44 60

Asset & Wealth Management overview ⚫ Fiduciary responsibility: Dedicated to generating alpha for individuals, corporations, sovereigns and central banks for two centuries ⚫ Broad, diversified platform: $6T AUS split roughly equally between AM and GPB, spanning every asset class, channel and region ⚫ Global reach with personalized advice: Comprehensive client coverage (150+ countries) and robust governance / controls for best offerings INDUSTRY- LEADING FRANCHISE ⚫ Reliable growth engine powered by two market-leading businesses: Significant opportunity for growth across both businesses ⚫ Consistent, strong investment performance: 80%+ of long-term fund 10Y AUM above peer median1 for the past decade ⚫ Innovation and investment: Accelerating momentum in Active Management, Active ETFs, Alts, Workplace, GPB advisors, Personalization and AI INVESTING FOR GROWTH ⚫ Robust flows: $1T across 2023 and 2024 in combined net client asset flows, positive across all regions and channels ⚫ Industry-leading results: AWM delivered 34% pretax margin and 34% ROE in 2024 while investing significantly in our growth agenda ⚫ Leveraging the power of the Firm: Elevating impact for our clients through collaboration and connectivity across JPMC DELIVERING RESULTS For footnoted information, refer to slide 17 1

Asset & Wealth Management delivers high-quality solutions to a broad spectrum of clients COMPLETE GLOBAL DIVERSIFIED AT SCALE INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS SUPPORTED BY EXCEPTIONAL TALENT AND A COLLABORATIVE, WINNING CULTURE AUS split roughly equally (AM and GPB) $6T Private Bank in the world1#1 Asset Manager by active flows2#1 countries (client coverage) of world’s largest pensions and sovereigns as clients of revenue generated internationally flows; all asset classes, regions and channels Positive recurring revenue73% revenue drivers for NII and NIR Multiple JPMAM LT fund 10Y AUM > peer median385% funds with 4/5-star rating4181 with $1T each in AUM in equities, fixed inc.5 & MMF $3T 150+ 57% 30%+ For footnoted information, refer to slide 17 2

STRONG, CONSISTENT OUTCOMES IN 2024 Pretax Income2 ($B)Assets Under Supervision2 ($T) Revenue2 ($B) Global Private BankAsset Management 2014 2019 2024 $3.4 $3.8 $7.2+2% +14% 2014 2019 2024 $2.3 $3.1 $5.9+6% +14% INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS CAGR A growth franchise driven by two leading businesses 2014 2019 2024 $12.2 $13.6 $21.6+2% +10% 2014 2024 10Y Growth ⚫ AM ranking by AUM3 (#) ⚫ AM ranking by active AUM3 (#) #6 #4 #5 #3 ⚫ U.S. AUM4 ⚫ International AUM4 ⚫ Clients with $1B+ (#) ⚫ Global Funds AUM ⚫ Global Institutional AUM ⚫ AM client-facing (#) $902 $414 $489 $827 601 $2,059 $824 $1,191 $1,692 842 ASSET MANAGEMENT +1 +1 2014 2024 10Y Growth ⚫ GPB AUS ranking5 (#) ⚫ GPB productivity ranking6 (#) #7 #2 #5 #2 ⚫ U.S. AUS ⚫ International AUS ⚫ Clients with $100mm+ (#) ⚫ Chase WM AUM ⚫ GPB Deposits ⚫ GPB client advisors (#) $712 $267 $70 $151 2,392 $2,151 $751 $226 $248 3,775 +2 - GLOBAL PRIVATE BANK2 End of period (EOP), $B CAGR CAGR 2.3x 2.4x 2.4x 2.0x 1.4x 2.0x 3.0x 2.8x 2.6x 1.6x 3.2x 1.6x 73% 10Y range: 72%-75% Recurring revenue2NCO rate1 1bp 10Y range: 2-(1)bp For footnoted information, refer to slide 17 34% 10Y range: 21%-34% ROE1 34% 10Y range: 26%-37% Pretax margin2 ASSET & WEALTH MANAGEMENT 3

...with a significant opportunity for long-term growth INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS 2019 2024 $3.1 $5.9 Client assets ($T) JPM AUS market share2 Global Private Bank1 Asset Management 9% 4% Active asset management industry revenue3 ($B) 2019 2024 $378 $495 9% Total private banking industry revenue3 ($B) 2019 2024 $93 $128 MARKET-LEADING POSITION WITH OPPORTUNITY FOR FUTURE GROWTH Revenue ($B) 2% 2030+ growth opportunities for AWM Equities $2.0T AUM $1T today Fixed Income $1.5T AUM $1T today4 Active ETFs $1.0T AUM $162B today Global Private Bank $5.0T AUS $3T today Alternatives $1.0T gross assets $575B today5 JPM rev. market share For footnoted information, refer to slide 17 4

We have a robust investment agenda in AWM KEY INVESTMENT AREAS INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS TOTAL EXPENSE / INVESTMENT ($B)1 5.0 Investment $9.7 $14.0 -$0.2 $0.2 $0.2 $0.3 $0.2 $0.2 $15.0 Volume- and revenue- related Run-the-bank 2025 outlook 2.7 5.7 6.5 OtherTech/AIGPBAMEfficiencies Vol&rev2024 2.3 5.5 6.2 2019 1.0 3.7 +8% +7% YoY change (2024-2025) +4% +5% CAGR +18% Active Management1 Active Management vehicles: ETFs2 Alternatives3 Workplace4 Global Private Bank advisors5 Personalization6 Technology and AI7 For footnoted information, refer to slide 18 5

INDUSTRY-LEADING FRANCHISE | INVESTING FOR GROWTH | DELIVERING RESULTS

1 Investing in Active Management

3 ONE-TRILLION-DOLLAR FRANCHISES

EQUITIES: $1 trillion AUM

2024 10Y AUM > peer median[1]


91%

Three largest cat.[2]	Cat. AUM	1st Q-tile JPM Fund
Large Growth	$1.8T	✓
Large Blend	$1.5T	✓
Large Value	$1.1T	✓

#1 in 3Y Active Net Flows[3]

#3 in Active AUM[3]

FIXED INCOME: $1 trillion AUM[4]

2024 10Y AUM > peer median[1]


88%

Three largest cat.[2]	Cat. AUM	1st Q-tile JPM Fund
Interm. Core+ Bond	$0.8T	✓
Interm. Core Bond	$0.5T	✓
Multisector Bond	$0.4T	✓

#1 in 3Y Active Net Flows[3]

#3 in Active AUM[3]

MONEY MARKET FUNDS: $1 trillion AUM

Positioning

12% market share[5]

Three largest cat.[5]	Cat. AUM	JPM Fund
Insti. U.S. Govt.	$2.4T	✓
Insti. 100% Treas.	$0.8T	✓
Insti. Treas. & Repo	$0.8T	✓

#1 in 3Y Institutional MMF Net Flows[5]

#2 in AUM[5]

POWERED BY 3 KEY INGREDIENTS

RESEARCH

Asset class	Investment professionals	Research
Equities	460+	160+
GFICC	380+	70+
Alts & Solutions	1,000+	250+

>$500mm annual research spend

~5,000 companies covered

~11,000 annual co. meetings

RISK MANAGEMENT

Avg. # of positions analyzed daily


+75%
2022
2025

6,000+ strategies monitored

Cross-asset class governance

1B+ data pts. analyzed daily[6]

INSIGHTS AND ADVICE


Eye on the Market


Guide to the Markets


J.P.Morgan
ROBIN HOOD
INVESTORS CONFERENCE

+72% YoY in Eye on the Market site engagement

+35% YoY in Guide to the Markets site engagement

450 major events and roadshows with advisors a year

For footnoted information, refer to slide 18

JPMorganChase 6

INDUSTRY LEADERSHIP Investing in Active Management vehicles: ETFs INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS NAMR Equities Fixed Income JPM active ETFs (#) 2017 2024 2025 +14x 2024 2029 $1 $5 +34% Active MF Industry AUM1 ($T) EMEA APAC 2024 % of 3Y JPM long-term active ETF AUM above peer median3 3/5 largest active ETFs by AUM5 24 active ETFs with >$1B AUM 10/10 in top fund categories by flows6 For footnoted information, refer to slide 18 SIGNIFICANT OPPORTUNITY STRONG PERFORMANCE AND MOMENTUM 97% 96% Peer #1 JPM Peer #2 Peer #3 Peer #4 $169 $162 $80 $53 $49 2024 2029 $27 $36 +6% Active ETF Industry AUM2 ($T) 2024 active ETF AUM4($B) JPM Peer #1 Peer #4 Peer #5 Peer #6 $58 $39 $26 $21 $19 2024 active ETF flows4($B) EXTENSIVE REACH AND OFFERINGS JEPI JPST JEPQ JEUG JREG JREE HK-LWAVA500 A50 2 CAGR CAGR Toronto Stock Exchange London Stock Exchange Shanghai Stock Exchange 7

INDUSTRY-LEADING FRANCHISE | INVESTING FOR GROWTH | DELIVERING RESULTS

3 Investing in Alternatives

60+ YEAR LEGACY OF INVESTING

Year	Area	Metric	Description
1961	Real Estate	#2	open-end U.S. Core RE fund (AUM)[1]
1995	Alternative Solutions	>300	bps alpha in PE, HF & multi-alts solutions[2]
2006	Infrastructure	$91B	gross asset value managed across 1K+ assets
2017	Opportunistic Credit	394	bps outperformance in Special Situations[3]
2021	Forestry	Top 2	Timberland manager (AUS)[4]
2021	Growth Equity / Life Sciences	2x	fastest Life Sciences VC fund 1st time fundraise[5]

INDUSTRY-LEADING DISTRIBUTION

Institutions
- ✓ 57% largest pensions and sovereigns as clients
- ✓ #4 manager of 3rd party insurance assets[6]

Global Institutional AUM, 2024 ($T)


$1.7
Alts
Total

Global Private Bank
- ✓ $2B alts fundraised / month
- ✓ 850+ external alternatives managers on platform

GPB AUS, 2024 ($T)


$2.9
Alts
Total

3rd party advisors & intermediaries
- ✓ 70% U.S. Financial Advisor opportunity reached
- ✓ #2 largest U.S. Intermediary Client Advisor team[7]

Global Funds AUM, 2024 ($T)


$1.2
Alts
Total

Chase
- ✓ 6K CWM advisors
- ✓ 5K Chase branches

Invest. + Deposits, 2024 ($T)


$2.1
Alts
Total

MASSIVE OPPORTUNITY

Alts market AUM opportunity[8] ($T)


Individuals
Institutions
$19
$13
$6
$38
2024
Baseline growth
Individuals: 5% to alts
2029

Top alts managers, 2024 gross assets[9] ($B)


1,127
1,061
751
638
575
517
484
455
441
282
Peer 1
Peer 2
Peer 3
Peer 4
JPM
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Alts AM
Bank-owned AM&WM
Traditional AM

For footnoted information, refer to slide 19

JPMorganChase 8

Investing in Workplace INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS Ireland 200K+ addressable participants globally 71K participants already using JPMC products & services 580+ equity administration leads from bankers 2022 2023 2024 1Q25 $181 $230 $270 $281 +55% 913 974 1,327 1,500 2022 2023 2024 1Q25 +64%U.S. International Assets under admin. ($B) Total participants (K) Equity Compensation Cap Table Management Executive Services (10b5-1) Financial Education Wealth Management $35B equity administration AUA won from JPMC referrals 20% equity administration client wins from JPMC referrals Synergies Opportunities 4 KEY PERFORMANCE INDICATORS KEY EQUITY PLAN WINS VALUE TO THE FIRM 9

INDUSTRY-LEADING FRANCHISE | INVESTING FOR GROWTH | DELIVERING RESULTS

5 Investing in Global Private Bank advisors

TALENT

INCREASED HIRING

Gross hires, U.S. Private Bank advisors[1]


+1.7x
2019
2024

DIVERSIFIED PIPELINE

Increasing portion of internally developed advisors[1]


Home-grown
Lateral hires
33%
67%
+2.6x
48%
52%
2019
2024

ACCELERATED SUCCESS

Median 3rd Yr. Associate flows productivity[1]


+3.4x
2019
2024

Accelerated growth in productivity[1]


Line thickness indicates size of class
Productivity (flows)
2019
Today
2030
Cohort class

TRAINING

INCREASED TRAINING HOURS AND ENHANCED CONTENT

4x more training hours for internally grown advisors

in addition to…

3x more teaching time from best advisors



Top U.S. Private Bank advisors volunteering to train new advisors in Hong Kong

For footnoted information, refer to slide 19

JPMorganChase

10

INDUSTRY-LEADING FRANCHISE | INVESTING FOR GROWTH | DELIVERING RESULTS

6 Investing in Personalization

MODERN WEALTH PLATFORM EMPOWERING CLIENT PREFERENCES


Tax Management . Passions . Goals
J.P.Morgan
Asset & Wealth Management
55ip
Open Invest
Fixed Income . Equities . Alternatives . Liquidity

- Tailored investment strategies based on goals, life events and preferences
- Consolidation of various investments into a single managed account
- Custom portfolio analytics, execution with best-in-class reporting
- User-driven choices on causes and restrictions
- Holistic, multi-asset tax management and smart transition planning

DELIVERING CUSTOMIZED SOLUTIONS


Number of separately managed accounts (SMA) (mm)
+2x
2021
Today[1]

$25B
raised by 55ip platform in one year

$380B+
managed on behalf of SMA investors

Top 3
SMA provider[2]

20+
year track record

For footnoted information, refer to slide 19

JPMorganChase
11

INDUSTRY-LEADING FRANCHISE | INVESTING FOR GROWTH | DELIVERING RESULTS

7 Investing in Technology and AI

AI USE CASES

- ✓ **Remove "no joy" work**
- ✓ Drive productivity
- ✓ Increase revenue

NEW this year

- ✓ Enable quicker decision-making
- ✓ Proactive and anticipatory client advice
- ✓ Build for reuse

Smart Monitor (Spectrum)

Investors

- AI-integrated workflow
- Automated insights
- Custom universes
- Extensive coverage

Time spent on researching a topic



(83%)
Before
Today

Guidelines

Operations

- Automated coding
- Automated alert management
- Restriction analysis
- Advanced data query

Productivity improved from automation



+50%
Before
Today

Connect Coach

Advisors

- Tailored outreach ideas
- Meeting prep & next steps
- Real-time market insights
- Answers from our experts

Time to source discussion materials



(90%)
Before
Today

INDUSTRY IMPACT



Harvard Business School
JPMorganChase: Leadership in the Age of GenAI
Harvard Business School
JPMorganChase: Leadership in the Age of GenAI

"We've looked at AI across many different** industries – JPMorgan is playing an entirely **different game"

JPMorganChase

12

INDUSTRY-LEADING FRANCHISE | INVESTING FOR GROWTH | DELIVERING RESULTS

Elevating impact through connectivity and collaboration across JPMC

JPMorganChase

CCB | CIB | AWM

#1 Private Bank[1] and Asset Manager[2]

#1 in Deposits & for Small Businesses

#1 Commercial & Investment Bank[3]

#1 Middle Market Syndicated Lender[4]

#1 in Artificial Intelligence[5]

#1 in Customer Satisfaction[6]

#1 Top Companies[7]

TOP 10 Most Admired Companies[8]

EXAMPLE OF BRINGING THE POWER OF JPMC TO OUR CLIENTS AND SHAREHOLDERS


SPORTS LENDING
INVESTMENT BANK
PRIVATE BANK
Stadiums / Arenas
Owners
Teams / Leagues
Sell-side Advisory
Buy-side Advisory
23 Wall
PE Sports Investing
Wealth Management
Trust & Estate Planning

#1 media advisory practice in 3 of last 4 years[9]

>60% of team owners are Private Bank clients[10]

10 of the last 15 team sales financed[10]

6x AUS growth of team owners who we lend to[11]

65% of major sports & entmt. venues financed[12]

#1 in sports debt private placements[13]

For footnoted information, refer to slide 19

JPMorganChase

13

INDUSTRY-LEADING FRANCHISE | INVESTING FOR GROWTH | DELIVERING RESULTS

Diversified revenue and flows

AWM REVENUE[1] DRIVERS YOY

Revenue by % change

NII | NIR | Down YoY

Mortgage	Mortgage	Deposit	Lending	Lending	Perf. fees	Mortgage	Deposit	Lending	Perf. fees
Lending	Deposit	Perf. fees	Deposit	Brokerage	Brokerage	Perf. fees	Mortgage	Deposit	Brokerage
Mgmt. fees	Lending	Brokerage	Mgmt. fees	Mgmt. fees	Lending	Lending	Lending	Brokerage	Mgmt. fees
Brokerage	Mgmt. fees	Mgmt. fees	Brokerage	Mortgage	Mortgage	Brokerage	Perf. fees	Mgmt. fees	Mortgage
Deposit	Brokerage	Lending	Mortgage	Perf. Fees	Mgmt. fees	Mgmt. fees	Mgmt. fees	Mortgage	Deposit
Perf. fees	Perf. fees	Mortgage	Perf. fees	Deposit	Deposit	Deposit	Brokerage	Perf. fees	Lending

AWM ANNUAL FLOWS[1] DRIVERS

Flows by asset class / products

Net outflows

Multi-asset	Fixed income	Multi-asset	Liquidity	Fixed income	Liquidity	Equities	Brokerage	Liquidity	Liquidity
Custody	Liquidity	Fixed income	Multi-asset	Liquidity	Fixed income	Liquidity	Equities	Custody	Equities
Brokerage	Alternatives	Custody	Custody	Brokerage	Brokerage	Brokerage	Custody	Fixed income	Custody
Alternatives	Custody	Liquidity	Brokerage	Deposits	Equities	Deposits	Fixed income	Equities	Fixed income
Liquidity	Multi-asset	Brokerage	Alternatives	Custody	Deposits	Custody	Alternatives	Brokerage	Multi-asset
Equities	Deposits	Alternatives	Equities	Multi-asset	Custody	Fixed income	Multi-asset	Multi-asset	Alternatives
Fixed income	Brokerage	Deposits	Fixed income	Alternatives	Multi-asset	Alternatives	Deposits	Alternatives	Brokerage
Deposits	Equities	Equities	Deposits	Equities	Alternatives	Multi-asset	Liquidity	Deposits	Deposits

JPMC TOTAL NET CLIENT ASSET FLOWS[2] ($B)

(Long-term AUM + Liquidity + AUS + U.S. WM AUS)


$1T in 2Y
$38
$87
$101
$94
$192
$337
$431
$54
$543
$516
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

5Y NET CLIENT ASSET FLOWS

Publicly traded peers ($B)


#1 BLK3 $2,167
#2 JPMC2 $1,882
#3 MS4 $1,610
#4 SCHW5 $872
#5 GS6 $772
#6 UBS7 $667
#7 STT3 $409
#8 BX8 $346
#9 APO8 $335
#10 IVZ3 $312
Bank-owned AM&WM
Traditional AM
WM Platform
Alts AM

For footnoted information, refer to slide 20

JPMorganChase
14

0% 5% 10% 15% 20% 25% 30% 35% 40% ($100) $0 $100 $200 $300 $400 $500 $600 $700 Peer #9 Peer #10 Return On Equity Peer #11Peer #12 J.P. Morgan Asset & Wealth Management Peer #1 Peer #2 Peer #3 Peer #4 Peer #5 Flows ($B) Peer #7 Peer #8 Peer #6 AWM: The best of both banking and asset management INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS $2.5B PTI 0% 5% 10% 15% 20% 25% 30% 35% 40% $300($100) $0 $100 $200 $400 $500 $600 $700 Peer #10 J.P. Morgan Asset & Wealth Management Peer #11 Peer #1 Peer #2 Peer #4 Peer #5 Flows2 ($B) Return On Equity1 Peer #3 Peer #7 Peer #8 Peer #9 Peer #6 Peer #12 $2.5B PTI 2024 ANOTHER YEAR OF RECORD FINANCIAL RESULTS $7B Pretax income $5B Net income $22B Revenue $236B Loans (end of period) $6T Client assets 2019 For footnoted information, refer to slide 20 15

Meeting targets Results range1 Medium-term targets 5% 25%+25%+4% ✓ 8% 2021  2% 2022 ✓ 5% 2020 ✓ 19% 2021 ✓ 5% 2022 ✓ 5% 2020 ✓ 37% 2021 ✓ 33% 2022 ✓ 28% 2020 ✓ 33% 2021 ✓ 25% 2022 ✓ 28% 2020 ✓ 7% 2023 ✓ 12% 2023 ✓ 35% 2023 ✓ 31% 2023 ✓ 9% 2024 ✓ 9% 2024 ✓ 34% 2024 ✓ 34% 2024 Medium-term targets REVENUE GROWTH PRETAX MARGIN ROE LONG-TERM AUM FLOWS INDUSTRY-LEADING FRANCHISE INVESTING FOR GROWTH DELIVERING RESULTS For footnoted information, refer to slide 20 16

Notes on slides 1-4 Slide 1 – Asset & Wealth Management overview 1. Percentage of active mutual fund and active exchange-traded funds (ETF) assets under management (AUM) in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds, and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and ACC share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets. Slide 2 – Asset & Wealth Management delivers high-quality solutions to a broad spectrum of clients 1. Source: Global Finance Magazine. 2. Source: J.P. Morgan, ISS Market Intelligence Simfund, public filings and company websites. 3. Percentage of active mutual fund and active exchange-traded funds (ETF) assets under management (AUM) in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds, and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and ACC share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets. 4. Source: Morningstar. 5. Includes assets managed on behalf of other product teams. Slide 3 – A growth franchise driven by two leading businesses 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Before 2018, amounts have not been revised to conform with the current presentation. 2. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018. 3. Source: Public filings, company websites and press releases. Active / passive split based on most recently available data. 4. Asset Management represents Global Funds and Global Institutional. 5. Source: Company filings. 6. Source: Company filings, press releases, J.P. Morgan estimates and most recently available data. Slide 4 – ...with a significant opportunity for long-term growth 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018. 2. Source: McKinsey Performance Lens Global Growth Cube. Asset Management industry growth based on active AUM. 3. Source: McKinsey Performance Lens Global Growth Cube. Asset Management revenue based on fees generated on active AUM, excluding performance fees / carry and is net of distribution fees paid to distributors. 4. Includes assets managed on behalf of other product teams. 5. JPM alternative assets includes private equity, private credit, real assets, hedge funds, liquid alternatives and other nontraditional assets which may be presented using net asset value (NAV) of investments, or where applicable, using gross asset values which includes borrowings under certain credit facilities of our funds. In quarterly filings, assets are predominantly presented using NAV and certain of these assets are reflected in other asset classes or categories comprising total Client Assets. 17

Notes on slides 5-7 Slide 5 – We have a robust investment agenda in AWM 1. Adjusted expense is a non-GAAP financial measure, which represents noninterest expense excl. legal expense of $1mm, $379mm and $137mm for the full year 2019, 2024 and for the three months ended in March 31, 2025, respectively. Slide 6 – Investing in Active Management 1. Percentage of active mutual fund and active exchange-traded funds (ETF) assets under management (AUM) in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds, and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and ACC share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets. 2. Source: Morningstar. Active only. Fixed Income excludes “Other Bond” category. 3. Source: J.P. Morgan, ISS Market Intelligence Simfund, public filings and company websites. 4. Includes assets managed on behalf of other product teams. 5. Source: iMoneyNet. 6. Through Spectrum for Risk Management. Slide 7 – Investing in Active Management vehicles: ETFs 1. Source: Morningstar, PWC industry growth and ICI. 2. Source: Morningstar, J.P. Morgan estimates. 3. Percentage of active exchange-traded funds (ETF) assets under management (AUM) in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds, and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and ACC share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets. 4. Source: Bloomberg, FactSet and J.P. Morgan as of December 31, 2024. US and UCITS ETFs only; excludes ETNs. 5. Source: Morningstar. 6. Source: Morningstar. Based on top categories by 12-month net flows. 18

Notes on slides 8-13 Slide 8 – Investing in Alternatives 1. Source: NFI-ODCE as of March 31, 2025. 2. Source: PE outperformance represents direct alpha vs. MSCI World index, as of September 30, 2024. HF outperformance vs. HFRI FOF Conservative Index as of April 30, 2025. Multi-alts outperformance vs. 60% MSCI ACWI 40% JPM Global HY index as of September 30, 2024. 3. Source: Special Situations outperformance based on Lynstone Special Situations Fund I Net IRR vs. Bloomberg U.S. Corporate HY Total Return Index as of December 31, 2024. 4. Source: IPE Real Assets Survey, peer websites and annual reports. As of March 31, 2025. 5. Source: Preqin as of June 30, 2024. 6. Source: 2025 Insurance Investment Outsourcing Report from Clearwater Analytics. 7. Source: Market Metrics as of June 30, 2024. 8. Source: McKinsey Performance Lens Global Growth Cube, J.P. Morgan estimates. 9. Source: Public filings. JPM alternative assets includes private equity, private credit, real assets, hedge funds, liquid alternatives and other nontraditional assets which may be presented using net asset value (NAV) of investments, or where applicable, using gross asset values which includes borrowings under certain credit facilities of our funds. In quarterly filings, assets are predominantly presented using NAV and certain of these assets are reflected in other asset classes or categories comprising total Client Assets. Euro-denominated peers converted to USD at 1.05 EUR/USD. Slide 10 – Investing in Global Private Bank advisors 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior period amounts have been revised to conform with the current presentation. Slide 11 – Investing in Personalization 1. As of March 31, 2025. 2. Source: Cerulli Associates 2024 U.S. Managed Accounts report based on December 31, 2023 data. Slide 13 – Elevating impact through connectivity and collaboration across JPMC 1. Source: Global Finance Magazine. 2. Source: J.P. Morgan, ISS Market Intelligence Simfund, public filings and company websites. 3. Source: Coalition Greenwich Competitor Analytics. Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Total CIB. 4. Source: Middle Market Bookrunner rank based on data from London Stock Exchange Group, Full Year 2024. 5. Source: Evident AI Index. 6. Source: J.D. Power 2024 U.S. Wealth Management Digital Experience Study (ranked #1 among self-directed investors). 7. Source: LinkedIn’s 2024 Top Companies list, which ranks the 50 best large U.S. companies for career growth. 8. Source: Fortune magazine’s Most Admired Companies list for the eighth year in a row. 9. Source: Dealogic (by volume). 10. Across the 5 major U.S.-based sports leagues. 11. From 2019-2024. 12. Last 5 years in North America and Europe. 13. Source: J.P. Morgan, Private Placement Monitor. Note: 2021-2025 YTD. League table as of April 1, 2025. 19

Notes on slides 14-16 Slide 14 – Diversified revenue and flows 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018. 2. JPMC flows in the 2020-2024 period include net flows from Asset & Wealth Management client assets and U.S. Wealth Management investments and deposits, adjusted to eliminate double-count. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior period amounts have been revised to conform with the current presentation. JPMC flows prior to 2020 period include net flows from Asset & Wealth Management client assets, U.S. Wealth Management investments and CPC deposits, adjusted to eliminate double-count 3. Total AUM net flows. 4. Flows include Investment Management total net flows, Wealth Management net new assets. Excludes impact from acquisitions E*Trade, Eaton Vance, Hyas Group and Cook Street. 5. Investor Services net new assets. Net new assets excludes impact from acquisitions of TD Ameritrade and asset acquisition from USAA’s Investment Management Company. 6. Firmwide total AUS net flows. Excludes impacts from NNIP acquisition. 7. Flows include Asset Management net new money, Global Wealth Management net new assets (2022-2024) and net new money (2020-2021). Excludes impact from CS acquisition. 8. Total AUM net flows less realizations. Slide 15 – AWM: The best of both banking and asset management 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Before 2018, amounts have not been revised to conform with the current presentation. 2. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018. Slide 16 – Medium-term targets 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018. 20

Overview of the Commercial & Investment Bank (CIB) Updates: Securities Services, Markets, Global Banking Deep dive: Payments Closing remarks and outlook Q&A Topics of discussion 1

The combined Commercial & Investment Bank is built around our clients

Start Ups | **Middle Market** | **Mid and Large Corporates** | **Commercial Real Estate** | **Government and Public Sector** | **Institutional Investors** | **Global and Regional Banks**

Commercial & Investment Bank

Payments

TS, MS, Trade, Embedded Finance, Digital Solutions

#1 *Treasury Services[1]*

9.5% *Treasury Services market share[1]*

Global Banking

Commercial Banking, Corporate Banking, Investment Banking

#1 *U.S. Middle Market[2]*

9.2% *IB Fees market share[3]*

Markets

FICC, Equities, Research

#1 *Markets[4]*

11.4% *Market share[4]*

Securities Services

Custody, Fund Services, Trading Services, Data Solutions

#3 *Securities Services[5]*

10.7% *Market share[5]*

Global reach with local delivery | **Empowered and collaborative teams** | **Market-leading capabilities and tailored solutions** | **Relentless client focus and deep industry expertise** | **Rich data assets and cloud-based platforms**

For footnoted information, refer to slide 37

JPMorganChase

2

Our franchise strength is a key differentiator and provides unmatched value

COMPLETE

- **21%** client penetration with U.S. Middle Market[1]
- **90%+** of the Fortune 500 do business with us
- **~95%** of products where we are a market leader[2]

GLOBAL & LOCAL

- **60+** countries with on-the-ground presence
- **74** of top 75 MSAs with dedicated team
- **120+** currencies settled

DIVERSIFIED

- **~70%** of revenue in NIR, across different fees
- **~40%** of revenue generated internationally
- **~100K** clients across CIB businesses[3]

AT SCALE

- **~$1.3T** capital raised for clients in 2024
- **~$3.2T** trades settled daily on average[4]
- **$10T+** payments processed daily on average[5]

EXCEPTIONAL TALENT & CULTURE

For footnoted information, refer to slide 37

JPMorganChase

3

We remain focused on executing key strategic priorities through the cycle Driving client acquisition in high-potential markets and deepening relationships, through strategic client segmentation and tailored offerings EXPAND AND DEEPEN OUR CLIENT FRANCHISE Empowering our teams to serve clients in a highly-differentiated manner, while continuously attracting top-class talent INVEST IN OUR TEAMS Delivering more value to clients through innovative solutions, broad-based capabilities and targeted investments INNOVATE TO EXTEND OUR COMPETITIVE ADVANTAGES Preserving a strong credit and control culture through rigorous client selection, rooted in a long-term, through-the-cycle approach MAINTAIN FORTRESS PRINCIPLES Driving resilient and diversified earnings through ongoing expense discipline, long-term investments and a focus on capital efficiency DRIVE STRONG FINANCIAL PERFORMANCE Leveraging our rich data assets and cloud-based platforms to provide valuable insights across the firm and to clients HARNESS PROPRIETARY DATA TO DELIVER BUSINESS VALUE 4

Delivering sustainable growth with strong returns  Adjusted net income ($B)1 Adjusted ROE (%)1 $102 $102 $107 $128 $138Capital ($B)  Revenue ($B) 15% 19% 24% 14% 15% $132 18% 5Y CAGR2 Revenue +8% Adj. net income1 +9% Capital +5% 16% Medium-term ROE outlook3 2019 2020 2021 2022 2023 2024 Securities Services Lending Investment Banking Payments Markets $48.7 $16.2 $58.8 $20.4 $62.0 $26.6 $59.6 $19.2 $64.4 $20.9 $70.1 $25.0 5 1 This presentation includes certain non-GAAP financial measures, which exclude the impact of legal expense. Refer to slide 36 for a reconciliation of reported results to these non-GAAP financial measures 2 The CAGR and YoY calculations use actual, not rounded, numbers 3 Medium-term ROE outlook excludes the impact of legal expense

Investing in our franchise while maintaining strong expense discipline

CIB ADJUSTED EXPENSE ($B)[1]



~7% YoY
~$38.0
$35.1
6% 5Y CAGR
$26.0
Volume- and revenue-related
Investments
Run the bank
2019
2024
2025 outlook

~50%
Overhead ratio in 2024

Volume- and revenue-related

- Performance-driven compensation
- Brokerage

Investments

- Front office / Client coverage
- Technology
  - Infrastructure modernization
  - Products, platforms and experience
  - Regulatory, risk and controls

Run the bank

- Bankers, Sales, Research, Traders and Product Development
- Operations, Risk, Finance and other support functions
- Technology
  - Production support and infrastructure
  - Third-party vendors

[1] This presentation includes certain non-GAAP financial measures, which exclude the impact of legal expense. Refer to slide 36 for a reconciliation of reported results to these non-GAAP financial measures. The CAGR and YoY calculations use actual, not rounded, numbers

JPMorganChase
6

Our investments are focused on delivering value 2019 2024 2025 outlook Reg., Risk & Controls Infrastructure Modernization Products, Platforms & Experiences $2.3 $3.5 $3.7 $0.2 $0.3 $0.3 $0.5 $1.0 $0.9 $1.6 $2.2 $2.5 Emerging Middle Market revenue growth 1.6x Innovation Economy revenue growth 4.0x New cities with local coverage 42 Production applications migrated to strategic data centers and public cloud3 ~98% Reduction in KYC unit cost (vs 2022)4 ~40% Peak volumes in Cash Equities supported in Markets technology ecosystem (vs 2019)5 ~3.4x 2019 2024 $0.3 2025 outlook Technology Front office Other $2.8 $4.3 $4.7 $0.2 $0.3 $2.3 $0.2 $0.6 $3.5 $0.7 $3.7 8% YoY 6% YoY CIB INVESTMENTS ($B)1 FRONT OFFICE INVESTMENTS DRIVING GROWTH – examples (since 2019)2 TECHNOLOGY INVESTMENTS DELIVERING VALUE ($B)1 For footnoted information, refer to slide 38 7

Executing a multi-faceted growth agenda powered by our connected businesses

PARTNERSHIP AND ALIGNMENT UNLOCK VALUE…


PAYMENTS
GLOBAL BANKING
SECURITIES SERVICES
MARKETS

Continuous collaboration with our AWM and CCB partners

…AND POSITION US TO CAPTURE SIGNIFICANT MARKET OPPORTUNITIES

LARGE AND GROWING ADDRESSABLE MARKETS

~$370B
Global VC investment in 2024[1]

~$1.7T
Private Credit global market size[2]

~60K
Prospects in North America Middle Market

POWERFUL TAILWINDS

~$6T
2024 Global PE AUM[3]

~$320T
Cross border transactions expected by 2032[4]

~$1.6T
Financing needed to develop digital infrastructure (2025-2030)[5]

~65%
Emerging markets' contribution to global economic growth by 2035[6]

For footnoted information, refer to slide 38

JPMorganChase
8

SECURITIES SERVICES

Securities Services is the strategic partner for the world's largest institutional investors

BUSINESS OVERVIEW

Securities Services

Custody
Servicing of listed assets in 100 markets globally

Traditional Fund Services
Accounting across the full range of funds and instruments

Trading Services
Lending and collateral solutions for portfolio optimization

ETFs
End-to-end automation across ETF lifecycle

Alternatives
Complete offering across Alternatives portfolio

Middle Office
Differentiated outsourced investment operations

Data Solutions
Cloud native data management and investment analytics

Diversified client base

~60%
Revenue from outside the U.S.

~50/50
Revenue split between asset owners and managers[1]

Operational scale and efficiency

32%+
Best-in-class operating margin[2]

Positive operating leverage

Front-to-back integration

Leading provider with complete Markets offering

100%
of top 200 clients overlap with Markets

[1] 50/50 split is applicable to all Securities Services revenue, excluding Depositary Receipts
[2] Average operating margin FY 2019 – FY 2024

JPMorganChase

9

We have strong financial performance driven by our scale FINANCIAL PERFORMANCE 2019 2024 NII Fees ▲ 2.8% ▲ 6.2% $5.1 $4.1 10.2%Market share3 10.7% ▲ 5.7% ▲ 5.6% $155B $204B $27T $35T Average deposits AUC #3 #3Rank3 Avg. operating margin through the cycle M at ur e G ro w th Global Custody Cost per transaction5 ▼ 11% AUC ▲ 31% Traditional Fund Services Cost per daily NAV5 ▼ 8% Daily NAVs ▲ 29% Trading Services Cost per trade5,6 ▼ 72% Lendable balances ▲ 81% ETFs AUC ▲ 319% Alternatives AUA ▲ 115% Middle Office AUA ▲ 50% Data Solutions Continued scale of Fusion platform 5Y CAGR2 KEY METRICS (2019-2024)4 REVENUE1 ($B) 32%+ For footnoted information, refer to slide 39 SECURITIES SERVICES 10

Our strategic focus areas will drive further growth KEY FOCUS AREASFACTORS IMPACTING THE BUSINESS Grow with long-term clients by providing exceptional service Continue to scale our operating model to process higher volumes at a lower cost Improve productivity though automation and investments in AI/ML Concentration, consolidation of AUM into the largest players New outsourcing needs (data) Rise of Alts and ETFs Price compression Invest in data solutions and growth products to deepen client relationships and grow revenue SECURITIES SERVICES 11

MARKETS

We are the top Markets franchise, rooted in client-centricity and sound risk discipline

BUSINESS OVERVIEW

Our differentiated strategy and capabilities…

- **Complete and global counterparty**
- **Intense client-centric focus**
- **Dynamic capital allocation**
- **Digital capabilities backed by scalable infrastructure**

…enable us to meet clients' needs across the trade lifecycle

Research	**#1**	ranked[1] research organization, and 90K+[2] users active monthly on J.P. Morgan Markets
Trading	**Top-2**	in 11 of 13 Markets sub-products[3]
Financing	**~75%**	increase in Financing[4] revenues since 2019
Clearing and Settlement	**~$4.3T**	trades settled daily in 2025 peak week[5]
Digital and e-trading solutions	**~75%**	of all trades executed through digital platforms[2], across asset classes

87%
coverage of institutional investors[6]

#1
ranked[7] in Americas, EMEA and APAC

For footnoted information, refer to slide 39

JPMorganChase

12

Despite our industry-leading position, further opportunities remain CLIENT WALLET AND MARKET SHARE Corporate wallet 2019 2024 SoW change (2019-2024) FICC EQUITIES $6.3 $14.7 2019 $9.9 $20.1 2024 $21.0 $30.0 Equities FICC 11.4%Market share2 11.4% #1 #1Rank2 PRODUCT REVENUE1 AND MARKET SHARE2 ▲ 6.4% ▲ 9.7% 5Y CAGR3 FINANCIAL PERFORMANCE Institutional wallet 2019 2024 Large Institutional4 Mid-Size / Small Institutional4 SoW change (2019-2024) ▲ 230bps ▲ 180bps NOT TO SCALE Corporate5 #1 rank2 (tied) #2 rank2#1 rank2 10% 11% 11% 12% 12% 13% 13% 2019 2020 2021 2022 2023 2024 11.1% 12.2% 11.8% 12.9% 12.2% 12.4% Revenues in $B #1 rank2 7% 8% 9% 10% 11% 12% 2019 2020 2021 2022 2023 2024 11.6% 12.8% 12.2% 10.7% 10.8% 10.9% ▲ 6.4% 5Y wallet CAGR3 5Y wallet CAGR3 ▲ 7.8%  0.6% For footnoted information, refer to slide 40 ▲ 30bps MARKETS 13

Our strategic priorities position us for future growth FACTORS IMPACTING THE BUSINESS Evolving capital and liquidity conditions Growing prominence of nonbanking institutions and platforms Heightened market volatility against the backdrop of geopolitical uncertainty Continued electronification and growing importance of digital infrastructure KEY FOCUS AREAS Expand product offerings across select geographies and asset classes Deepen client relationships with focus on Corporates and Financial Sponsors Advance Financing and Structuring solutions to meet tailored client needs across asset classes Continue deploying capital and financial resources in a disciplined and dynamic manner Enhance digital platforms and further integrate with clients across channels Invest further in e-Trading capabilities and market structure innovation MARKETS 14

GLOBAL BANKING

We are focused on serving Global Banking clients across the spectrum with broad-based capabilities

BUSINESS OVERVIEW

Commercial Banking | **Global Corporate Banking**

Global Investment Banking

Serving clients across their lifecycle with broad-based capabilities


Manage liquidity
Optimize payments
Fund growth
Expand internationally
Advisory
Capital Markets

Client segmentation to deliver tailored solutions	**~80K**	Clients[1] covered via dedicated teams within start-up banking, EMM[2], mid-cap and large-cap verticals across industries
Global scale combined with local delivery	**40%+**	Global Corporate Banking revenue generated outside the U.S.
Delivering the full franchise to clients	**90%+**	GB clients[3] with Payments or Markets relationship
Bankers with deep client relationships	**3,800+**	Senior bankers[4] across 220+ cities; **~900** MDs averaging 15+ years overall tenure at JPM
Industry-leading client experience	**#1**	Best Bank globally for Corporate Cash Management and Corporate Banking[5]

For footnoted information, refer to slide 40

JPMorganChase

15

Our client-centric strategy has delivered strong financial performance, and there are further opportunities to grow For footnoted information, refer to slide 41 FINANCIAL PERFORMANCE 1st time in a calendar year (2024) 2019 2024 ~$280 ~$350 +27% AVERAGE LOANS5 ($B) 2019 2024 ~$480 ~$760 +57% AVERAGE DEPOSITS6 ($B) BANKING & PAYMENTS REVENUES ($B) INVESTMENT BANKING FEES ($B) Market share4 (2024) 9.3% 11.0% +40bps vs 2019 +150bps vs 2019 8.4% (20bps) vs 2019$3.6 $4.1 $1.7 $1.7 $2.4 $3.3 2019 2024 M&A ECM DCM +20% $8.0 $5.0 $10.3 2019 $9.6 $7.5 $18.12 2024 Investment Banking Lending Payments $23.41 $35.31 5Y CAGR3 ▲ 3.9% ▲ 8.2% ▲ 11.8% 8.9%Market share 9.2% #2 #1 #1 #1 #1 #1 M&A ECM DCM #1 U.S. Multifamily lender for over a decade7 #1 U.S. Middle Market syndicated lender8 GLOBAL BANKING 16

We continue to focus on expanding our client franchise through targeted growth initiatives Be the leading bank for Financial Sponsors and Innovation Economy ecosystems by providing specialized, end-to-end coverage to all the constituents through all stages of their lifecycle Harness the power of data, business intelligence and sales enablement to drive productivity and efficiency Further strengthen Global Banking partnership with Markets and Payments to deliver differentiated solutions to clients Deepen with our existing clients, and expand our client franchise with prospects to become their primary bank Grow Investment Banking wallet share at a sub-sector level, particularly across the prioritized 16 sub-sectors KEY FOCUS AREASFACTORS IMPACTING THE BUSINESS Invest in our talent through targeted recruiting, individualized development focused on skills of the future Market uncertainty poses the possibility of downward pressure on 2025 wallet Continued focus on efficiency and technology to drive the business and client experience Competition from private credit, especially as market volatility rises and new deal volume slows down War for top talent across traditional banking peers, boutiques and asset managers GLOBAL BANKING 17

Maintaining risk discipline across our lending portfolio and closely monitoring evolving market conditions

Robust risk culture | **Rigorous underwriting standards** | **Dynamic portfolio management** | **Continuous stress testing**

C&I AND OTHER EXPOSURE BY INDUSTRY[1]



~$800B[1]
15%
10%
9%
8%
4%
4%
3%
7%
18%
18%
4%

62% of exposure is rated investment grade[3]

C&I
- Consumer & Retail
- Tech, Media & Telecom
- Industrials
- Healthcare
- Oil & Gas
- Utilities
- Automotive
- Other C&I

Additional
- Financial Institutions
- Other Industries (primarily SPVs)
- Govt. & Agencies

COMMERCIAL REAL ESTATE EXPOSURE BY PROPERTY TYPE[2]



~$200B[2]
61%
9%
8%
6%
16%

69% of exposure is rated investment grade[3]

- Multifamily
- Office
- Other
- Industrial
- Retail

KEY RISK FACTORS

- Global and US recession
- Higher interest rates for longer
- Federal funding, regulation and trade uncertainty
- Geopolitical tensions

Note: Metrics are as of March-2025 unless otherwise noted. For footnoted information, refer to slide 41

JPMorganChase
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Private Credit: We are committed to meeting the financing needs of our borrower and investor clients through tailored, product-agnostic solutions

Client-centric and solutions-driven approach



Simple, certain execution
Access to unmatched origination
Complete financing product set
Borrower clients
J.P.Morgan
Investor clients
Diverse financing offering
Commitments at scale
Bespoke structuring capabilities

- **Product-agnostic, solution-driven** and through-the-cycle approach **across various deal types**
- **Leveraging deep and collaborative relationships** to drive value for both borrower and investor clients
- **Robust underwriting and risk management capabilities,** underpinning our solutions

Key highlights

$50B **JPM Direct Lending** balance sheet commitment[1]

- *~$13B deployed to Sponsor and Corporate clients across **140+** Direct Lending deals closed*

~$15B **Capital committed** by our co-lending partners[1]

[1] Announcement as of 2/24/25

JPMorganChase
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We have a world-leading Payments franchise serving a wide range of clients

We serve clients of different sizes and industries across the world, providing them with a breadth of Payments solutions tailored to their unique needs

- Start Ups
- Middle Market
- Mid and Large Corporates
- Commercial Real Estate
- Government and Public Sector
- Institutional Investors
- Global and Regional Banks

KEY 2024 METRICS

Revenue[1]	Average deposits		
$18.4B	**~$760B**	**20 of 20**	**#1**
▲ 1% vs. 2023	▲ 6% vs. 2023	Largest global companies are our Payments clients[2]	In U.S. Middle Market[3]

With the goal to be their #1 primary operating bank

[1] Excludes the net impact of equity investments
[2] Source: Companiesmarketcap.com, by market capitalization, as of April 16th, 2025
[3] Coalition Greenwich 2024 Market Tracking Study. Rank based on the JPM Middle Markets Target Market with companies with annual revenue $20mm-$500mm

JPMorganChase
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Payments drives value for businesses across the Firm

IMPORTANT SOURCE OF LIQUIDITY	CRITICAL INFRASTRUCTURE	CONSISTENT, RECURRING REVENUE	COST-EFFICIENCIES OF IN-HOUSE PAYMENTS	ENHANCED CLIENT VALUE PROPOSITION
~1/3rd of Firmwide deposit funding	✓ Payment rails ✓ Sanctions screening ✓ Fraud services			

SELECT EXAMPLES

Markets

- Recurring cross-border FX revenue
- Settlement services for trading
- Leading digital asset capabilities

~$170mm

Average incremental FX revenue driven by Payments each year[1]

Securities Services

- Holistic offering for Securities Services clients with in-house Payments offering
- Operational savings

~$115T

Securities Services payments volume processed[2]

Consumer & Community Banking

- More efficient payments processing
- Enhanced fraud and authorization rates

~$7T

CCB ACH volume processed[3]

~$20T

CCB Wire volume processed[3]

Asset & Wealth Management

- In-house Payments sweep platforms
- Partnership enabling Payments clients to directly invest on Morgan Money

~$175B

Balances swept into AWM Money Market Funds[4]

For footnoted information, refer to slide 41

JPMorganChase

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Our Payments business is industry-leading and organized into five key segments

Segment	Rank	Category	Metric	Metric
Treasury Services	#1	Treasury Services[1]	**$10T+** Payments average daily value processed[5]	**#1** USD SWIFT market share[6]
Merchant Services	#1	U.S. Acquirer[2]	**~$2.6T** Annual global processing volume[7]	**6,000+** Peak transactions per second[8]
Trade & Working Capital	#7	Global Trade[1]	**40%** YoY Receivable Finance revenue growth	**~150bps** Global Trade Finance share gain since 2019[9]
Embedded Finance & Solutions	#1	Best overall embedded finance platform[3]	**Largest bank** with in-house pay-in, liquidity and pay-out[10]	**100%+** YoY Growth in Validation Services users
Digital Solutions	#1 *Tied*	Digital Channels[4]	One of the **largest blockchain networks**	**300+** Payment methods globally on Access[11]

For footnoted information, refer to slide 42

JPMorganChase

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Our comprehensive set of offerings amplify each other… Merchant Services Embedded FinanceTreasury Services Trade & Working Capital Digital Solutions We offer a comprehensive set of solutions to meet the end-to-end needs of our clients Typical Fintech offerings Typical Bank offerings Integrated digital experience Single coverage organization Unified service team Global operations Industry specialization 23

…and power our unique, differentiated value to clients Nearly 30-year relationship, supporting them as they’ve grown Over 20-year partnership to further enable their global growth journey Global liquidity optimization across brands and geographies Streamlined and faster payment processing through a unique ERP integration  Co-creation of a “connected treasury” tailored to Booking’s specific needs  Liquidity and cash management, including enabling flows in 19 currencies Geographic expansion enabled by our global payments infrastructure Defining modern treasury management with cutting-edge solutions 24

The business continues to deliver strong performance, gaining scale and market share 6.0% 2019 2020 2021 2022 2023 2024 Fee revenue growthPayments revenue1 ($B) $10.3 $18.4 2019 2024 TS market share2 9.5% Average deposits ($B) STRONG FINANCIAL PERFORMANCE UNDERPINNED BY FEE AND DEPOSIT GROWTH DELIVERED GROWTH DESPITE RATE HEADWINDS Payments revenue1 ($B) NOT TO SCALE 2023 Rate- related3 Deposit- related Fee- related3 2024 $18.3 $18.4 Organic growth ~$480 ~$760 +350bps +$280 25 For footnoted information, refer to slide 42

Gig Economy Marketplaces There are significant tailwinds that position Payments well to grow GROWTH OF PAYMENTS AS AN INDUSTRY CONSOLIDATION TOWARDS THE LARGEST PLAYERS Clients favor banks that can meet their global needs at scale 2019 2024 +10% Wallet share for top 10 banks4 Digital payment adoption is rapidly increasing across channels PAYMENTS IS INCREASINGLY STRATEGIC FOR CLIENTS Payments is increasingly vital to the customer journey Commerce Digital wallet users globally by 202615.2B Growth in digital retail payments in India over the last 12 years2 90x Growth in transactions on Central Bank of Brazil’s Pix platform since 20213 7x 26 For footnoted information, refer to slide 43

We are making targeted investments to capture growth opportunities across the business 1 Expanding coverage to cover more clients 2 Leveraging our fortress balance sheet 3 Modernizing products and platforms 4 Investing in digital innovation 5 Increasing global presence 27

1

Covering more clients and building deep, lasting relationships through close coordination with Banking

TARGETING KEY GROWTH AREAS TO EXPAND OUR CLIENT FRANCHISE AND DEEPEN EXISTING RELATIONSHIPS

SELECT INDUSTRIES

- Technology
- Consumer and Retail
- Healthcare Services

SELECT SEGMENTS

- Middle Market
- International Mid-Cap
- Subsidiary Banking

EXPANDING COVERAGE WITH A COORDINATED APPROACH BETWEEN BANKING AND PAYMENTS

Increased banker headcount

Total # of bankers[1]


~1,000+
2022
2023
2024

Across countries representing 95% of global GDP[2]



Strong Banking and Payments partnership

- ✓ Coordinated, local leadership
- ✓ Aligned growth strategy
- ✓ Shared market intelligence and prospecting
- ✓ Increased brand awareness
- ✓ Optimized balance sheet deployment

[1] Bankers defined as front office coverage and select front office support roles across Global Banking and Payments, excludes GIB
[2] JPM coverage based on countries with tagged client-level revenues; GDP data sourced from the International Monetary Fund

JPMorganChase
28

3

Modernizing our platforms to win new business and drive efficiencies and operating leverage

MODERNIZATION AND PRODUCT ENHANCEMENTS

~100%
Existing Payments applications migrated to strategic data centers and the public cloud[1]

~25%
YoY reduction in incidents[2]

Treasury Services	• **Completed modern payments processing platform** (Graphite) in 2024 • **Completing development and deployment of enhanced global liquidity platform** in early 2026
Merchant Services	• **Developing a full-stack commerce platform;** live in U.S., E.U., Canada and Australia • **Growing value-added services** (e.g., tokenization, fraud tools)
Trade & Working Capital	• **Developing new, cloud-ready trade processing system** • **Enabling clients to access JPM working capital products** via their preferred ERP
Embedded Finance & Solutions	• **Developed a single, consolidated data lake** • **Created an intelligent Trust & Safety platform** to strengthen fraud protection
Digital Solutions	• **Enhancing digital end-to-end client UI / experience** • **Building developer tools** to launch commerce use cases faster

INVESTMENT IMPACT

- **Drives revenue growth**
- **Fosters innovation**
- **Strengthens client experience**
- **Increases operating leverage**
- **Enhances stability and resiliency**

Our investment agenda is ongoing as we strive to provide market-leading solutions and experiences

[1] Represents NAMR Payments production applications; as of Q1 2025
[2] Priority one incidents with client impact, 2023 to 2024

JPMorganChase
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Innovation strategy centered on meeting evolving client needs and the changing Payments landscape Leading the industry with one of the most mature institutional blockchain platforms >15x Increase in transaction volumes YOY3 $1.9T Total transacted value since Kinexys launch2 Kinexys Digital Payments The future of treasury powered by blockchain-based 24/7 programmable payments Kinexys Digital Assets Platform enabling instant delivery versus payment exchange of tokenized assets and commercial bank money Kinexys Liink First-of-its-kind information exchange network for global payments ecosystem, with leading cross-border payment validation solution 4 DIGITAL EXPERIENCES We continue to be recognized for our best-in-class digital client experiences… …and we remain committed to investing in experiences that clients will never outgrow #1 J.P. Morgan Access®1 #1 Chase Connect®1 #1 API Access and Connectivity1 “One-stop- shop” Progressive experience Flexible connectivity 1 Coalition Greenwich 2024 Digital Transformation Benchmarking 2 As of Dec 2024 3 Dec 2024 vs. Dec 2023 30

4

Unlocking the value of our data to drive value for the Firm and our clients

EXPANSIVE DATA REACH

~400mm Accounts

60B+ Global Transactions

Integrated **3rd Party Datasets**

STRONG TOOLS AND GOVERNANCE

Payments data lake

AI and ML models

Privacy and controls

ENABLE US TO LEVERAGE THIS DATA TO POWER SEVERAL USE CASES

Select examples

Client Experience	Sales Enablement	Operational Efficiency
• Cashflow forecasting and business optimization	• AI-driven lead generation	• Automated sanction screening
• Expedited onboarding	• Data-driven solutioning	• Servicing and workflow automation
• Fraud prevention and detection	• Intelligent CRM capabilities	• Enhanced quality control

↑ **Win rate** ↑ **Client satisfaction** ↑ **Revenue** ↑ **Banker productivity** ↓ **Cost** ↓ **Risk**

JPMorganChase

31

5

Modernizing our current footprint and expanding into new markets to better serve clients

EXPANSION OPPORTUNITY

Deepen relationships with existing clients

Win business with new clients seeking full regional solutions

Enable Firmwide expansion through payments infrastructure

MODERNIZING AND ENHANCING CURRENT FOOTPRINT

***Select example:* Mexico**

- **Developed a more comprehensive product suite**
- **Formed strategic partnerships** to strengthen our client value
- **Scaled business** with a **modern technology stack**


Client growth
~2x
2021
2024
Transaction growth
~9x
2021
2024

EXPANDING INTO NEW MARKETS

- ✓ **Enabling a more holistic Payments offering** and seamless experience
- ✓ **Unlocking additional opportunity**, furthering our growth potential
- ✓ **Providing additional value for the Firm** by laying the groundwork for other LOBs' products in new markets

ADGM
United Arab Emirates
Launched in 2025

Shanghai Free Trade Zone (FTU)
Upcoming

JPMorganChase

32

Well-positioned for the long term Support clients across the continuum with market-leading offerings Combined scale, trust and safety of a leading bank with the innovation of a Fintech Strong financial performance, underpinned by organic growth and recurring revenue streams Disciplined investment to position us for continued growth in the long-term Modern, digitally innovative platforms and solutions to capture opportunity 33

Commercial & Investment Bank – executing a proven strategy EXCEPTIONAL TALENT & CULTURE COMPLETE GLOBAL & LOCAL AT SCALEDIVERSIFIED PAYMENTS MARKETS GLOBAL BANKING SECURITIES SERVICES 34 Client-centric Investing for growth Innovating to extend competitive advantage Diversified and resilient revenue base Strong risk discipline

Notes on market share, ranks, industry wallets and client coverage 1. Coalition Greenwich Competitor Analytics. Based on JPMorganChase internal business structure and internal revenue. Excludes the impact of Archegos in 2021 Historical Coalition Greenwich competitor revenue and industry wallets have been rebased to ensure consistent taxonomy and accounting/structural adjustments Market share reflects share of the overall industry product pool, unless noted that share reflects share of Coalition Index Banks Rank reflects JPMorganChase rank amongst Coalition Index Banks as follows: – Total CIB and Markets: BAC, BARC, BNPP, CITI, DB, GS, HSBC, MS, SG, UBS, WFC and JPM – Treasury Services and Trade Finance: BAC, BNPP, CITI, DB, HSBC, SG, SANT, SCB, WFC and JPM – Securities Services: BAC, BBH, BNPP, BNY, CITI, DB, HSBC, NT, RBC, SG, SCB, SS and JPM 2. Dealogic as of April 1, 2025 (unless otherwise noted) for GIB, ECM, DCM, and M&A rank, market share and industry wallet. ECM excludes shelf deals. DCM includes all bonds, loans, and other debt (i.e., securitizations and frequent borrowers), excluding money market and short-term debt. Excludes impact of UBS/Credit Suisse merger prior to the year of the acquisition (2023) 3. Market share changes are rounded to the nearest 10bps 4. Global Banking is a client coverage view within the Banking & Payments business and is comprised of Global Corporate Banking, Global Investment Banking and Commercial Banking client coverage segments 35

Notes on non-GAAP financial measures

1. The Commercial & Investment Bank (CIB) provides certain non-GAAP financial measures. These measures should be viewed in addition to, and not as a substitute for, the CIB's reported results. The non-GAAP financial measures on slides 5 and 6 exclude the impact of legal expense. Adjusted ROE on slide 5 is calculated as net income after preferred stock costs excluding the impact of legal expense divided by average equity. CIB average equity was $102B, $102B, $107B, $128B, $138B, and $132B for 2019, 2020, 2021, 2022, 2023, and 2024, respectively. The table below provides a reconciliation of reported results to these non-GAAP financial measures

Reconciliation of reported to adjusted results excluding the impact of legal expense

Commercial & Investment Bank Year ended December 31, (in millions, except where otherwise noted)		2019	2020	2021	2022	2023	2024
(1) Revenue	**Reported/ Adjusted**	**$ 48,701**	**$ 58,764**	**$ 61,951**	**$ 59,635**	**$ 64,353**	**$ 70,114**
(2) Expense	Reported	$ 26,397	$ 27,571	$ 29,594	$ 32,069	$ 33,972	$ 35,353
	Adjustments:						
	Legal Expenses	$ (382)	$ (797)	$ (253)	$ (123)	$ (690)	$ (212)
	Adjusted	**$ 26,015**	**$ 26,775**	**$ 29,341**	**$ 31,946**	**$ 33,282**	**$ 35,141**
(3) Net Income	Reported	$ 15,877	$ 19,621	$ 26,353	$ 19,138	$ 20,272	$ 24,846
	Adjustments:						
	Legal Expenses	$ 348	$ 733	$ 226	$ 90	$ 632	$ 122
	Adjusted	**$ 16,225**	**$ 20,354**	**$ 26,579**	**$ 19,228**	**$ 20,904**	**$ 24,967**
(4) ROE	Reported	15%	18%	24%	14%	14%	18%
	Adjusted	**15%**	**19%**	**24%**	**14%**	**15%**	**18%**

JPMorganChase

36

Notes on slides 2-3 Slide 2 - The combined Commercial & Investment Bank is built around our clients 1. Coalition Greenwich Competitor Analytics reflects global firmwide Treasury Services business (Corporate & Investment Banking and Commercial Banking). Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Treasury Services 2. Coalition Greenwich 2024 Market Tracking Study. Rank based on the JPM Middle Markets Target Market with companies with annual revenue $20mm-$500mm 3. Dealogic. For additional information see note 2 on slide 35 4. Coalition Greenwich Competitor Analytics. Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Markets 5. Coalition Greenwich Competitor Analytics. Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Securities Services. Securities Services exclude Corporate Trust, Escrow Services, Clearing & Settlement For additional information related to footnotes 1, 4, and 5 see note 1 on slide 35 Slide 3 - Our franchise strength is a key differentiator and provides unmatched value 1. Coalition Greenwich 2024 Market Tracking Study (Notional - $20mm-$500mm). Share based on the Bank’s MMBSI Target Market with companies with annual revenue $20mm-$500mm 2. Coalition Greenwich Competitor Analytics (all ranks excluding GIB, ECM, DCM, and M&A) and Dealogic (GIB, ECM, DCM, and M&A ranks). Includes co-ranked positions as defined by Coalition Greenwich. Market share for Treasury Services, Trade Finance, Markets sub-products (G10 Rates, G10 FX, EM Macro, EM Credit, Commodities, G10 Credit, SPG, Public Finance, G10 Financing, Cash Equities, Equity Derivatives, Prime Brokerage, and Futures) is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Treasury Services, Trade Finance, and Markets sub-products. For additional information see note 1 and 2 on slide 35 3. Count of ultimate parent clients with a CIB-owned relationship and non-zero revenue over 24 months rolling as of 03/2025 4. Trades settled daily on average over the course of 2024 includes for Markets trade settlement activity reported in USD for Securities, Derivatives, and FX (excludes Futures & Options and Securities Services). FX reported pre-netting 5. Based on regulatory reporting guidelines prescribed by the Federal Reserve for U.S. Title 1 planning purposes; includes internal settlements, global payments to and through third-party processors and banks, and other internal transfers 37

Notes on slides 7-8 Slide 7 - Our investments are focused on delivering business value 1. The CAGR and YoY calculations use actual, not rounded, numbers 2. Front Office-related growth statistics represent 2024 vs. 2019 3. Includes retired / replaced applications 4. KYC unit cost is based on comparison of Full Year volumes and expenses for 2024 vs 2022 5. Peak volumes refer to highest cash equities volumes observed in 2019 on 3rd June and in 2025 on 7th April Slide 8 – Executing a multi-faceted growth agenda powered by our connected businesses 1. 2024 global VC investment rises to $368 billion as investor interest in AI soars, while IPO optimism grows for 2025 according to KPMG Private Enterprise’s Venture Pulse – KPMG (January 2025) 2. Preqin; As of September 2024 3. PitchBook: 2029 Private Market Horizons; as of April 2025 4. FXC Intelligence: How big is the cross-border payments market? (January 2025) 5. The UN agency for digital technologies (January 2025) 6. Emerging Markets: A Decisive Decade - S&P (September 2024) 38

Notes on slides 10-12 Slide 10 - We have strong financial performance driven by our scale 1. 2019 and 2024 revenue excludes discontinued business 2. The CAGR calculations use actual, not rounded, numbers 3. Coalition Greenwich Competitor Analytics. Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Securities Services. For additional information see note 1 on slide 35 4. All metrics denote change from 2019-2024 5. Represents operations cost 6. For the Securities Lending business Slide 12 - We are the top Markets franchise, rooted in client-centricity and sound risk discipline 1. Extel Rank (2024) 2. Based on JPMorganChase internal metrics 3. Coalition Greenwich Competitor Analytics. Ranks are based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Markets sub-products (G10 Rates, G10 FX, EM Macro, EM Credit, Commodities, G10 Credit, SPG, Public Finance, G10 Financing, Cash Equities, Equity Derivatives, Prime Brokerage, and Futures) 4. Financing revenues for 2019 and 2024 are based on internal management metrics 5. Trades settled daily on average in 2025 peak represent the highest volume week of 2025. Includes Markets trade settlement activity reported in USD for Securities, Derivatives, and FX (excludes Futures & Options and Securities Services). FX reported pre-netting 6. Coalition Greenwich Institutional Client Analytics. Institutional Wallet based on 2,189 clients in 2024 7. Coalition Greenwich Competitor Analytics. Regional rank for Americas, EMEA and APAC. Americas reflects North America and Latin America. Ranks are based on JPMorganChase internal business structure, footprint and revenue and reflects Coalition Index Banks for Markets For additional information related to footnotes 3, 6, and 7 see note 1 on slide 35 39

Notes on slides 13-15 Slide 13 – Despite our industry-leading position, further opportunities remain 1. JPM revenue as reported 2. Coalition Greenwich Competitor Analytics. Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Markets. For additional information see note 1 on slide 35 3. The CAGR calculations use actual, not rounded, numbers 4. Coalition Greenwich Institutional Client Analytics. “Large, Mid-Size and Small Institutional Clients” is a JPM only categorization based on share of wallet, product penetration and revenue metrics. Wallet is based on 1,650 clients in 2019 and 2,189 clients in FY24 5. Coalition Greenwich Corporate Client Analytics. Share of Corporate clients is calculated as the wallet of Top 2,000 clients in 2019 and 2024 across FICC products Slide 15 – We are focused on serving Global Banking clients across the spectrum with broad-based capabilities 1. Count of client entities at ultimate parent level or affiliate level with GB-owned relationship and different revenue thresholds across client segments as of Dec 31, 2024. Excludes Payments only clients with no Commercial Banking and Global Corporate Banking coverage. 2. Emerging Middle Market 3. Ex-CRE 4. Senior banker includes VP+. CB includes bankers and TS, GCB includes bankers only 5. Coalition Greenwich Voice of Client – 2024 Global Corporate Banking and Cash management Studies 40

Notes on slide 16-21 Slide 16 – Our client-centric strategy has delivered strong financial performance, and there are further opportunities to grow 1. Totals include $0.1B in Other revenues in 2019 and 2024 2. $18.1B includes ~$1B of Payments revenue through clients not covered by GB, Payments revenue includes ~($0.3B) in net equity investments. Excluding the impact of net equity investments, the Payments revenue would be $18.4B 3. The CAGR and absolute growth calculations use actual, not rounded, numbers 4. Dealogic. For additional information see note 2 on slide 35 5. Loans includes Banking and Payments 6. Deposits includes Banking and Payments 7. S&P Global Market Intelligence as of December 31, 2024 8. LSEG – U.S. Overall Middle Market Bookrunner, 2024 Slide 18 – Maintaining risk discipline across our lending portfolio and closely monitoring evolving market conditions 1. Commercial & Industrial (“C&I”) and Other is defined based on the client’s primary business activity, and differs from Commercial & Industrial and Other loan class definitions presented in the 10Q/K, which is based on the loan’s collateral, purpose, and type of borrower. Exposure includes retained loans and lending-related commitments (LRC), as of March ’25 2. Commercial Real Estate is defined based on the client’s primary business activity, and includes secured by real estate, secured by non-real estate, and unsecured exposure. Exposure includes retained loans and lending- related commitments (LRC), as of March ’25 and excludes ~$6B of non-CIB CRE exposure 3. Defined per internal facility risk ratings which take into consideration collateral and structural support Slide 21 – Payments drives value for businesses across the Firm 1. Average incremental FX revenue driven by Payments from 2022-2024 2. FY24 volumes 3. FY24 volumes; based on firmwide data using regulatory reporting guidelines prescribed by the Federal Reserve for US Title 1 planning purposes; includes internal settlements, global payments to and through third-party processors and banks, and other internal transfers 4. Average balances for Dec 2024 41

Notes on slides 22-25 Slide 22 – Our Payments business is industry-leading and organized into five key segments 1. Coalition Greenwich Competitor Analytics reflects global firmwide Treasury Services and Trade Finance business (Corporate & Investment Banking and Commercial Banking). Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Treasury Services and Trade Finance 2. Source: Nilson report issue 1282 (March 2025), by purchase volume and transaction count 3. Source: Tearsheet, The Big Bank Theory Awards, 2024 4. Coalition Greenwich 2024 Digital Transformation Benchmarking 5. Based on firmwide data using regulatory reporting guidelines prescribed by the Federal Reserve for US Title 1 planning purposes; includes internal settlements, global payments to and through third-party processors and banks, and other internal transfers 6. By volume; represents US dollar payment instructions for direct payments and credit transfers processed over Society for Worldwide Interbank Financial Telecommunications (SWIFT) in the countries where J.P. Morgan has sales coverage. Market Share is based on Dec’ 2024 7. Based on internal analysis of settled sales volume in 2024 8. Represents daily volume reports from internal systems 9. Coalition Greenwich Competitor Analytics reflects global firmwide Trade Finance business (Corporate & Investment Banking and Commercial Banking). Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Trade Finance 10. Largest bank by market capitalization, as of 4/28/2025 11. Unique permutations of pay types by market available via JPM Access For additional information related to footnotes 1 and 9 see note 1 on slide 35 Slide 25 – The business continues to deliver strong performance, gaining scale and market share 1. Excludes the net impact of equity investments 2. Coalition Greenwich Competitor Analytics reflects global firmwide Treasury Services business (Corporate & Investment Banking and Commercial Banking). Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Treasury Services. For additional information see note 1 on slide 35 3. Represents growth in fees excluding the impact of credits earned by Commercial & Investment Bank clients on balances held in non-interest bearing deposit accounts. The credits earned can be used to offset fees for payments services (e.g. ACH, Fed wire, lockbox). Management reviews fees excluding the impact of client credits to analyze performance independent of the impacts from changes to deposit balances and interest rates. The credits earned have reduced the rates-related growth noted in the Payments revenue chart 42

Notes on slide 26 Slide 26 – There are significant tailwinds that position Payments well to grow 1. Source: EY Global Embedded Finance Report, 2023 2. Source: Reserve Bank of India, 2024 3. Source: The Economist; 2025 4. Coalition Greenwich Competitor Analytics reflects global firmwide Treasury Services business (Corporate & Investment Banking and Commercial Banking). Market share is based on JPMorganChase internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Treasury Services. For additional information see note 1 on slide 35 43